As filed with the Securities and Exchange Commission on April 13, 2023
1933 Act Registration File No. 333-258648
1940 Act File No. 811-23724

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.		[X]
Post-Effective Amendment No.	15	[ ]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]
Amendment No.	17	[X]

TOTAL FUND SOLUTION
(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices) (Zip Code)
(Registrant’s Telephone Number, including Area Code) (414) 287-3338

Elaine E. Richards
U.S. Bank Global Fund Services
615 East Michigan Street, 2nd Floor
Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Copies to:
Fabio Battaglia, III, Esq.
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, Pennsylvania 19103-7018
(215) 564-8077

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☐	on April 30, 2023 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on __________ pursuant to paragraph (a)(1)
☒	75 days after filing pursuant to paragraph (a)(2)
☐	on __________ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note: This Post-Effective Amendment No. 15 to the Registration Statement of Total Fund Solution is being filed to add the Cromwell Greenspring Mid Cap Fund as a new series of the Trust.

Subject to Completion – April 13, 2023

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

CROMWELL GREENSPRING MID CAP FUND

Investor Class Shares ([ ])
Institutional Class Shares (GRSPX)

Prospectus

[ ], 2023

The U.S. Securities and Exchange Commission (the “SEC”) has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

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Summary Section

Investment Objectives
Cromwell Greenspring Mid Cap Fund’s (the “Fund”) primary investment objective is long-term capital appreciation.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 12 months of purchase)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses(1)	0.31%	0.31%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses(2)	1.33%	1.08%

(1)Other Expenses are restated from the Predecessor Fund’s (as defined below) expenses based on contractual arrangements with the Fund’s current service providers.
(2)Total Annual Fund Operating Expenses for the Fund will not correlate to the Ratio of Expenses to Average Net Assets shown in the Fund’s most recent Annual Report and in the Financial Highlights section of the Prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

Example
This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$135	$421	$729	$1,601
Institutional Class	$110	$343	$595	$1,317

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxable distributions on Fund shares that are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the
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most recent fiscal year, the predecessor Fund’s portfolio turnover rate was 11% of the average value of its portfolio.

Principal Investment Strategies
The Fund primarily invests in equity securities its investment sub-adviser, Corbyn Investment Management, Inc. (“Corbyn” or the “Sub-Adviser”), believes are undervalued at the time of purchase and have the potential to provide capital appreciation, income, or a combination of both. The Fund typically invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of mid-sized capitalization U.S. companies (“mid cap companies”) at time of purchase. The Sub-Adviser generally considers mid cap companies to be those with the market capitalization range between $50 million to $55 billion, at the time of purchase and subject to market conditions. The companies in which the Fund may invest are those the Sub-Adviser believes provide an attractive risk/reward value and are undervalued relative to historical valuations, the company’s peers, the securities market in general or its value as a private company. The Sub-Adviser utilizes a bottom-up, fundamental “value” investing approach. The Sub-Adviser considers several factors, including, but not limited to, a company’s market position, management quality, balance sheet strength, free cash flow generation, and secular or company-specific catalysts. The Fund invests primarily in U.S.-listed companies. If the Fund cannot find securities that meet its investment criteria, or for cash management purposes, it may invest in high-quality, short-term fixed income instruments, including money market funds.
Principal Investment Risks
In addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. The principal risks of investing in the Fund are:
•Mid-Capitalization Risk. The Fund may invest in the securities of mid-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of mid-capitalization companies underperform securities of other capitalization ranges or the market as a whole. Securities of smaller companies trade in smaller volumes and are often more vulnerable to market volatility than securities of larger companies.
•Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent months and years due to a number of economic, political and global macro factors including rising inflation, the possibility of a national or global recession, the war between Russia and Ukraine, and the impact of the ongoing coronavirus (COVID-19) global pandemic. The full impact of the COVID-19 pandemic, and other epidemics and pandemics that may arise in the future, on national and global economies, individual companies and the financial markets continues to be unpredictable, may result in a high degree of uncertainty for potentially extended periods of time and may adversely affect the Fund’s performance.
•Equity Securities Risk. Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in a portfolio manager’s ability to anticipate such changes that can adversely affect the value of the Fund’s holdings.
•Selection Risk. The securities selected by the Sub-Adviser may underperform the markets or the securities selected by other funds with similar investment objectives and investment strategies.
•Micro- and Small-Capitalization Risk. The Fund may invest in securities of micro- and small-capitalization companies that tend to be more volatile and less liquid than securities of large-capitalization companies, which can negatively affect the Fund’s ability to purchase or sell these securities.
•Large Capitalization Risk. The Fund may invest in securities of larger, more established companies that may be unable to respond quickly to new competitive challenges. Large-cap companies may be unable to attain the growth rates of smaller companies, especially during extended periods of economic expansion.
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•Preferred Stock Risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive dividends and a fixed share of the proceeds from the company’s liquidation. Preferred stock is subject to issuer-specific and market risk applicable generally to equity securities, and is also subject to many of the risks associated with debt securities, including interest rate risk. The value of preferred stock may decline if dividends are not paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities.
•Illiquid Investment Risk. Certain of the Fund’s investments may be or become illiquid. An illiquid investment may be difficult to sell or value and the Fund may be unable to sell illiquid investments at the time or price it desires and could lose its entire investment in such investments. The Fund also may be required to dispose of other investments at unfavorable times or prices to satisfy its obligations, which may result in a loss or may be costly to the Fund.
Performance
The bar chart demonstrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The Average Annual Total Returns table also demonstrates these risks by showing how the Fund’s average annual returns for the one year, five year, ten year and since inception periods compare with those of a broad measure of market performance. Performance data for the classes varies based on differences in their fee and expense structures.

Effective at the close of business on [ ], 2023, Greenspring Fund, Inc. (the “Predecessor Fund”), reorganized into the Fund (the “Reorganization”). Following the Reorganization, the Fund made certain changes to its principal investment strategies. Accordingly, performance information shown prior to the close of business on [ ], 2023 is based on the Predecessor Fund’s principal investment strategies, and may not be representative of the Fund’s performance under its current principal investment strategies. Accordingly, the returns for Institutional Class shares in the bar chart and table are the returns of the Predecessor Fund. The Fund has adopted the Financial Statements of the Predecessor Fund. The Predecessor Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.thecromwellfunds.com or by calling the Fund at 1-855-625-7333 (toll free).

Calendar Year Total Returns for Institutional Class
as of December 31

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During the period of time shown in the bar chart, the Fund’s highest quarterly return was 16.94% for the quarter ended December 31, 2020, and the lowest quarterly return was -26.16% for the quarter ended March 31, 2020.

Average Annual Total Returns
(For the periods ended December 31, 2022)

	1 Year	5 Years	10 Years	Since Inception (July 1, 1983)
Institutional Class Shares
Return Before Taxes	-8.67%	5.47%	6.22%	8.87%
Return After Taxes on Distributions	-10.33%	3.67%	4.48%	6.66%
Return After Taxes on Distributions and Sale of Fund Shares	-3.98%	4.05%	4.59%	6.55%
Investor Class Shares(1)
Return Before Taxes	[			]
Russell Mid Cap Index (reflects no deduction for fees, expenses, or taxes)	-17.32%	7.10%	10.96%	N/A
Russell 3000® Value Index(2) (reflects no deduction for fees, expenses, or taxes)	-7.98%	6.50%	10.16%	N/A

(1) The Investor Class returns are that of the Institutional Class prior to [ ], 2023 adjusted to reflect the expenses of the Investor Class.
(2) Effective [ ], 2023, the Russell Mid Cap Index has replaced the Russell 3000® Value Index as the Fund’s primary benchmark as the Russell Mid Cap Index is more closely aligned with the Fund’s principal investment strategies and portfolio holdings.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). In certain cases, Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other return figures for the same period. This will occur when a capital loss is realized upon the sale of Fund shares or provides an assumed tax benefit that increases the return.

Management
Investment Adviser
Cromwell Investment Advisors, LLC (the “Adviser”) is the Fund’s investment adviser.

Investment Sub-Adviser
Corbyn is the Fund’s investment sub-adviser.

Portfolio Managers
Charles vK. Carlson, CFA, President and Director of Corbyn, has been the portfolio manager of the Predecessor Fund since January 1987. Michael Goodman, CFA and Senior Investment Analyst for Corbyn, has been the portfolio manager of the Predecessor Fund since May 2022.
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Purchase and Sale of Fund Shares
You may purchase or redeem shares by mail addressed to Cromwell Greenspring Mid Cap Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by telephone at 1-855-625-7333 (toll free), on any day the New York Stock Exchange (“NYSE”) is open for trading, or through a broker-dealer or other financial intermediary (such as a bank) approved by the Fund (an “Authorized Intermediary”). You may also purchase or redeem Fund shares by wire transfer. Purchases and redemptions by telephone are permitted if you have previously established these options for your account. Investors who wish to purchase or redeem Fund shares through an Authorized Intermediary should contact the Authorized Intermediary directly.
Minimum Investment Amounts

	Initial Investment	Subsequent Investments
Investor Class
Regular Accounts	$2,000	$100
Individual Retirement Accounts	$1,000	$100
Institutional Class
Regular Accounts	$100,000	$100
Individual Retirement Accounts	$25,000	$100
Tax Information
The Fund’s distributions may be taxed as ordinary income unless you are investing through a tax-deferred or other tax-advantaged arrangement, such as a 401(k) plan or an IRA. A portion of the Fund’s distributions may also be taxable as long-term capital gain. You may be taxed later upon withdrawal of monies from such tax-deferred or other tax-advantaged arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your Financial Professional to recommend the Fund over another investment. Ask your Financial Professional or visit your financial intermediary’s website for more information.

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Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

Investment Objectives
The Fund’s primary investment objective is long-term capital appreciation.

Principal Investment Strategies
The Fund uses a research-intensive style of analysis in which the Sub-Adviser searches the investment universe for securities which, based on its analysis, it believes are undervalued or inefficiently priced. As these securities become more “correctly” valued by the investment community, they may provide the Fund with positive returns. The Fund may purchase relatively large positions in securities that the Sub-Adviser believes are significantly undervalued.

The Fund employs a fundamental “value” investing approach when selecting the securities it purchases. Value investing generally emphasizes securities of companies whose stock prices, whether based on earnings, book value, or other financial measures, do not reflect their full economic opportunities. The Fund’s equity investments are usually in stocks that trade at prices that the Sub-Adviser believes represent discounts relative to (1) historical valuations, (2) the market valuations of peers, (3) the valuations of the market as a whole, and/or (4) the company’s value as a private company. In researching investments, the Sub-Adviser focuses on the following factors:

•Free cash flow. Free cash flow measures the cash-generating capability of a company by adding certain non-cash charges (e.g., depreciation and amortization) to earnings and subtracting recurring capital expenditures. A company’s free cash flow can be used to expand or finance operations. Free cash flow can be used to benefit shareholders through growth opportunities, debt reduction, stock repurchases, and/or dividend increases.
•Financial strength. Companies that are well-capitalized and whose management teams can focus on shareholder-enhancing opportunities are more likely to be successful investments than those that need to focus on managing balance sheet structure, liquidity and meeting debt obligations.
•Management capability. The Fund seeks to invest in companies whose management teams have historically acted in the shareholders’ best interests and have managed their companies with the goal of improving shareholder value. Often, these management teams have a significant investment in their company’s stock, thus aligning their interests with those of the company’s shareholders.
•Secular and/or Company-Specific Catalysts. Investments in companies with certain tailwinds can drive fundamental improvement and shareholder value, independent of macroeconomic conditions.

Temporary Defensive Positions
If the Fund cannot find securities that meet its investment criteria, or for cash management purposes, it may invest in high quality, short-term fixed income instruments, including money market funds, which may reduce downside volatility during periods of market weakness, but may cause the Fund to not achieve its investment objectives. Other investment practices are detailed in the Fund’s Statement of Additional Information (“SAI”). The Fund may, from time to time, enter into a line of credit with a bank to permit borrowing for temporary emergency purposes, and then only in amounts not exceeding the lesser of 10% of its total assets valued at cost or 5% of its total assets valued at market.

The Fund may sell securities from its portfolio to realize gains, limit losses, or pursue other investment opportunities or for other tax planning purposes.
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Principal Risks
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time that you are willing to leave your money invested and the amount of risk that you are willing to take. In addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. Information about the Fund’s objective, principal investment strategies, investment practices and principal risks appears at the beginning of this Prospectus. Additional information about the investment practices of the Fund and risks pertinent to these practices is included in the SAI. The information below describes in greater detail the other risks pertinent to the Fund.

Mid-Capitalization Risk. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, public health, cyber, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole. Some medium capitalization companies have limited product lines, markets, financial resources, and management personnel and tend to concentrate on fewer geographical markets relative to large-capitalization companies.

Recent Market Events Risk. U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including rising inflation, the possibility of a national or global recession, the war between Russia and Ukraine and the impact of the coronavirus (COVID-19) global pandemic. Uncertainties regarding interest rates, political events, rising government debt in the U.S. and trade tensions have also contributed to market volatility. As a result of increased volatility, securities markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, and increased likelihood of default and valuation difficulties.

In addition, global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. In particular, a rise in protectionist trade policies, slowing global economic growth, risks associated with epidemic and pandemic diseases, the risk of trade disputes, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on your account.

Equity Securities Risk. When financial markets experience periods of extreme stress, unusual and extreme volatility may occur in the equity markets and in the prices of individual stocks. As a result, the prices of stocks of individual companies may be negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company. Such market conditions could add significantly to the risk of short-term volatility of the Fund.

Selection Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. Although the Fund’s Sub-Adviser invests in companies it considers undervalued relative to historical valuations, their peers, the general stock market or their values as private companies, there is a risk that the value of these securities may decline or may not reach what the Sub-Adviser believes are their full value. In addition, there is the risk that securities judged to be undervalued may actually be appropriately priced or overvalued.

Micro- and Small-Capitalization Risk. Investments in securities of micro- and small-capitalization companies may involve greater risks than investments in larger, more established issuers because they
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generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger companies.

Large Capitalization Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Large positions in a relatively small number of securities with disappointing performance will adversely affect the Fund’s performance more so than would be the case with a more diversified fund.

Preferred Stock Risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive dividends and a fixed share of the proceeds from the company’s liquidation. Preferred stock is subject to issuer-specific and market risk applicable generally to equity securities, and is also subject to many of the risks associated with debt securities, including interest rate risk. The value of preferred stock may decline if dividends are not paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities.

Illiquid Investment Risk. Judgment plays a greater role in pricing illiquid investments than it does in pricing investments having more active markets and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them.

Portfolio Holdings Information
A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI, which is available on the Fund’s website at www.thecromwellfunds.com.

Management of the Fund

The Adviser
The Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, Cromwell Investment Advisors, LLC, located at 810 Gleneagles Court, Suite 106, Baltimore, Maryland 21286. Cromwell registered as an investment adviser with the SEC and is dedicated to managing mutual funds.

The Adviser has overall supervisory responsibility for the general management and investment of the Fund. For its advisory services to the Fund, the Adviser is entitled to receive a management fee payable monthly and calculated at an annual rate of 0.75% of the Fund’s average daily net assets up to $250 million, 0.70% of average daily net assets between $250 and $500 million, and 0.65% of average daily net assets in excess of $500 million.
The Adviser is authorized to delegate certain of its duties with respect to the Fund to one or more sub-advisers. The Adviser has engaged the Sub-Adviser pursuant to this authority and has delegated day-to-day management of the Fund in accordance with its investment objective and policies to the Sub-Adviser. The Adviser is also responsible for determining the portion of the Fund’s assets to be managed by any given sub-adviser and reallocating those assets as necessary from time to time.
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The Adviser retains overall responsibility for the management and investment of the assets of the Fund. In this capacity, the Adviser develops the overall investment strategy for the Fund and plays an active role in overseeing, monitoring and reviewing the Sub-Adviser in the performance of its duties. The Adviser monitors the investment performance of the Sub-Adviser and also evaluates the portfolio management team to determine whether its investment activities remain consistent with the Fund’s investment objectives, strategies and policies. The Adviser supervises all compliance functions related to the operation of the Fund and the Sub-Adviser’s management of the Fund’s portfolio. The Adviser also monitors changes that may impact the Sub-Adviser’s overall business and regularly performs due diligence reviews of the Sub-Adviser. In addition, the Adviser obtains detailed, comprehensive information concerning the Sub-Adviser’s performance and Fund operations and provides regular reports on these matters to the Board of Trustees (the “Board” or the “Board of Trustees”).

Discussions regarding the basis of the Board’s approval of the Investment Advisory and Sub-Advisory Agreements for the Fund will be available in the Fund’s first annual report to shareholders for the period ending December 31, 2023.

Manager-of-Managers Arrangement
Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. This requirement also applies to the appointment of sub-advisers to the Fund. The Trust and the Adviser have applied for exemptive relief from the SEC (the “Order”), which will permit the Adviser, on behalf of the Fund and subject to the approval of the Board, including a majority of the independent members of the Board, to hire, and to modify any existing or future sub-advisory agreement with, unaffiliated sub-advisers and affiliated sub-advisers, including sub-advisers that are wholly-owned subsidiaries (as defined in the 1940 Act) of the Adviser or its parent company and sub-advisers that are partially-owned by, or otherwise affiliated with, the Adviser or its parent company (the “Manager-of-Managers Structure”). The Adviser has the ultimate responsibility for overseeing a Fund’s sub-advisers and recommending their hiring, termination and replacement, subject to oversight by the Board. Assuming the Order is granted, it will also provide relief from certain disclosure obligations with regard to sub-advisory fees. With this relief, the Fund may elect to disclose the aggregate fees payable to the Adviser and wholly-owned sub-advisers and the aggregate fees payable to unaffiliated sub-advisers and sub-advisers affiliated with Adviser or its parent company, other than wholly-owned sub-advisers. The Order will be subject to various conditions, including that the Fund will notify shareholders and provide them with certain information required by the exemptive order within 90 days of hiring a new sub-adviser. The Fund may also rely on any other current or future laws, rules or regulatory guidance from the SEC or its staff applicable to the Manager-of-Managers Structure. The sole initial shareholder of the Fund has approved the operation of the Fund under a Manager-of-Managers Structure with respect to any affiliated or unaffiliated sub-adviser, including in the manner that is permitted by the Order.

The Manager-of-Managers Structure will enable the Trust to operate with greater efficiency by not incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. Operation of the Fund under the Manager-of-Managers Structure will not permit management fees paid by the Fund to the Adviser to be increased without shareholder approval. Shareholders will be notified of any changes made to the Sub-Adviser or material changes to sub-advisory agreements within 90 days of the change. There is no assurance the Order will be granted.

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The Adviser and its affiliates may have other relationships, including significant financial relationships, with current or potential sub-advisers or their affiliates, which may create a conflict of interest. However, in making recommendations to the Board to appoint or to change a sub-adviser, or to change the terms of a sub-advisory agreement, the Adviser considers the sub-adviser’s investment process, risk management, and historical performance with the goal of retaining sub-advisers for the Fund that the Adviser believes are skilled and can deliver appropriate risk-adjusted returns over a full market cycle. The Adviser does not consider any other relationship it or its affiliates may have with a sub-adviser or its affiliates, and the Adviser discloses to the Board the nature of any material relationships it has with a sub-adviser or its affiliates when making recommendations to the Board to appoint or to change a sub-adviser, or to change the terms of a sub-advisory agreement.

The Investment Sub-Adviser
Corbyn is the Fund’s investment sub-adviser. Corbyn, located at 2330 West Joppa Road, Suite 108, Lutherville, Maryland 21093, is a registered investment adviser providing investment management services for clients since 1973. Subject to the oversight of the Fund’s Board, Corbyn places orders to purchase and sell securities and provides the Fund with a program of investment management.

Subject to the general supervision of the Board of Trustees, the Sub-Adviser is responsible for managing the Fund in accordance with its investment objective and policies and for making decisions with respect to and placing orders for all purchases and sales of portfolio securities. The Sub-Adviser also maintains related records for the Fund. For its services, the Adviser will pay the Sub-Adviser a management fee. The management fee paid to the Sub-Adviser is paid by the Adviser and not the Fund.

Fund Expenses
The Fund is responsible for its own operating expenses. Pursuant to an operating expense limitation agreement, the Adviser has agreed to waive its management fees and/or reimburse Fund expenses to ensure that Total Annual Fund Operating Expenses (exclusive of contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, and extraordinary expenses) do not exceed [ ]% and [ ]% of the Fund’s average daily net assets for Investor Class shares and Institutional Class shares, respectively, through at least [ ]. The operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for up to 36 months from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.

Portfolio Managers
Charles vK. Carlson, CFA, has been the portfolio manager of the Predecessor Fund since January 1987. He is also President and a Director of Corbyn. Mr. Carlson graduated from The Johns Hopkins University with a degree in Political Economy. He has been a CFA charter-holder since 1986. Michael Goodman, CFA, has been the portfolio manager of the Predecessor Fund since May 2022. He is also a Senior Investment Analyst for Corbyn. Mr. Goodman graduated from Carleton College with a B.A. in Psychology. He has been a CFA charter-holder since 2006. The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of shares of the Fund.
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Shareholder Information
Choosing a Share Class
Below is information about the manner in which the Fund offers shares.

The Fund offers Investor Class shares and Institutional Class shares. The different classes represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices as outlined below. Each class of shares has different expenses and distribution arrangements to provide for different investment needs. You should always discuss the suitability of your investment with your broker-dealer or financial professional.

	Investor Class	Institutional Class
Initial sales charge	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 12 months of purchase)	None	None
Ongoing distribution and/or shareholder service (Rule 12b-1) fees	0.25%	None
Conversion feature(1)	Yes	Yes
Purchase maximum	None	None
(1)See the section titled “Shareholder Information - Converting Shares” for more information on the voluntary and/or automatic conversions that apply to each share class and the impact such conversion may have on the fees and expenses of your shares.

Investor Class Shares. Investor Class shares of the Fund are retail shares that are subject to a Rule 12b‑1 distribution fee of 0.25% on an annual basis. Investment minimums may be waived for wrap fee programs.

Institutional Class Shares. Institutional Class shares of the Fund are offered for sale at NAV, without the imposition of a sales charge. Institutional Class shares also pay lower annual expenses than the Fund’s Investor Class shares. Investment minimums may be waived for wrap fee programs. Institutional Class shares are available to the following:

•certain IRAs if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund;
•certain financial institutions, endowments, foundations, government entities or corporations investing on their own behalf;
•existing Institutional Class shareholders;
•Trustees of the Trust, former Fund trustees, employees of affiliates of the Fund, the Adviser, and the Sub-Adviser and other individuals who are affiliated with the Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Adviser affiliate employee benefit plans; and
•wrap fee programs of certain broker-dealers. Please consult your financial representative to determine if your wrap fee program is subject to additional or different conditions or fees.
Share Price
The price of a Fund’s shares is the Fund’s NAV. The Fund’s NAV is calculated by dividing the value of the Fund’s total assets, less its liabilities, by the number of its shares outstanding. In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available. The
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NAV for the Fund is calculated at the close of regular trading on the NYSE which is generally 4:00 p.m., Eastern time. The NAV will not be calculated on days on which the NYSE is closed for trading. If the NYSE closes early, the Fund will calculate its NAV as of the close of trading on the NYSE on that day. If an emergency exists as permitted by the SEC, the NAV may be calculated at a different time.

Each equity security owned by the Fund, including shares of closed-end funds, that is listed on a national securities exchange, except portfolio securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), is valued at its last sale price on that exchange at the close of that exchange on the date as of which assets are valued. If a security is listed on more than one exchange, the Fund will use the price on the exchange that the Fund generally considers to be the principal exchange on which the security is traded. Portfolio securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and asked prices at the close of the exchange on such day or the latest sales price on the “composite market” for the day such security is being valued, if deemed appropriate by the Fund’s Valuation designee. The composite market is defined as the consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter (“OTC”) markets as published by an approved independent pricing service (“Pricing Service”).

Money market funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value, the securities will be priced at fair value.

If market quotations are not readily available, any security or other asset will be valued at its fair value as determined under fair value pricing procedures adopted by the Adviser. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market or world events cause the Adviser to believe that the security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that Fund shares are accurately priced. The Board has designated the Adviser as its “valuation designee” under Rule 2a-5 of the 1940 Act, subject to its oversight.

When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) from the price of the security quoted or published by others or the value when trading resumes or is realized upon its sale. Therefore, if a shareholder purchases or redeems Fund shares when it holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market value pricing. The Adviser anticipates that the Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are unavailable or considered unreliable.

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Purchase of Fund Shares
All purchase requests received in good order by the Transfer Agent, or by an Authorized Intermediary before the close of the NYSE (generally 4:00 p.m., Eastern time) will be processed at that day’s NAV per share. Purchase requests received by the Transfer Agent or an Authorized Intermediary after the close of the NYSE (generally 4:00 p.m., Eastern time) will receive the next business day’s NAV per share. An “Authorized Intermediary” is a financial intermediary that has made arrangements with the Fund to receive purchase and redemption orders on its behalf. For additional information about purchasing shares through financial intermediaries, see “Purchasing Shares Through a Financial Intermediary” below.

Each account application (an “Account Application”) to purchase Fund shares is subject to acceptance by the Fund and is not binding until so accepted. The Fund reserves the right to reject any purchase order if, in its discretion, it is in the Fund’s best interest to do so. For example, a purchase order may be refused if it appears to be so large that it would disrupt the management of the Fund. Purchases may also be rejected from persons believed to be “market timers.” See “Tools to Combat Frequent Transactions” below. A service fee, currently $25, as well as any loss sustained by the Fund, will be deducted from a shareholder’s account for any payment that is returned to the Transfer Agent unpaid. Written notice of a rejected purchase order will be provided to the investor within one or two business days under normal circumstances. The Fund and the Transfer Agent are not responsible for any losses, liability, cost or expense resulting from rejecting any purchase order. Your order will not be accepted until a completed Account Application is received by the Fund or the Transfer Agent.

Minimum Investment Amounts

	Initial Investment	Subsequent Investments
Investor Class
Regular Accounts	$2,000	$100
Individual Retirement Accounts	$1,000	$100
Institutional Class
Regular Accounts	$100,000	$100
Individual Retirement Accounts	$25,000	$100

The Fund reserves the right to waive the minimum initial investment or minimum subsequent investment amounts in its sole discretion. Shareholders will be given at least 30 days’ written notice of any increase in the minimum dollar amount of initial or subsequent investments. The minimum investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. Certain intermediaries also may have investment minimums which may differ from the Fund’s minimums, and may be waived at the intermediaries’ discretion. For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with investment minimums.

Purchase Requests Must Be Received in Good Order. Your share price will be the next calculated NAV per share, after the Transfer Agent or your Authorized Intermediary receives your purchase request in good order. “Good order” means that your purchase request includes:

•the name of the Fund and share class;
•the dollar amount of shares to be purchased;
•your account application or, for subsequent investments, an investment stub; and
•a check payable to Cromwell Greenspring Mid Cap Fund.
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The Fund reserves the right to change the requirements of “good order.” Shareholders will be given advance notice if the requirements of “good order” change.

The offering and sale of shares of the Fund have not been registered outside of the United States. The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Investing by Telephone. If you accepted telephone options (on the Account Application or by subsequent arrangement in writing), and your account has been open for at least 7 business days, you may purchase additional shares by telephoning the Fund at 1-855-625-7333 (toll free). You must also have submitted a voided check or a savings deposit slip to have banking information established on your account. This option allows shareholders to move money from their bank accounts to their Fund accounts upon request. Only bank accounts held at U.S. financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. The minimum telephone purchase amount is $100 once an initial investment has been made. If your order is received prior to the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time), shares will be purchased in your account at the NAV determined on the day that your order is placed. During periods of high market activity, shareholders may encounter higher than usual call waiting times. Please allow sufficient time to place your telephone transaction.

Purchase by Mail. To purchase Fund shares by mail, complete and sign the Account Application and mail it, together with your check made payable to Cromwell Greenspring Mid Cap Fund, to one of the addresses below. To make additional investments once you have opened your account, write your account number on the check and send it together with the Invest by Mail form from your most recent confirmation statement received from the Transfer Agent. If you do not have the Invest by Mail form, include the Fund name and your name, address, and account number on a separate piece of paper and mail it with your check made payable to the Fund to:

Regular Mail	Overnight
Cromwell Greenspring Mid Cap Fund c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	Cromwell Greenspring Mid Cap Fund c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices. All purchases by check must be in U.S. dollars drawn on a U.S. financial institution. The Fund will not accept payment in cash or money orders. To prevent check fraud, the Fund will not accept third-party checks, Treasury checks, credit-card checks, traveler’s checks or starter checks for the purchase of shares. The Fund is unable to accept post-dated checks or any conditional order or payment.

The Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to other shareholders. The Fund reserves the right to reject any application.
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Purchase by Wire Transfer. If you are making your first investment in the Fund through a wire purchase, the Transfer Agent must have received a completed Account Application before you wire funds. You may mail or use an overnight service to deliver your Account Application to the Transfer Agent at one of the above addresses. Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you. Once your account has been established, you may instruct your financial institution to send the wire transfer. Prior to sending the wire transfer, please call the Transfer Agent at 1-855-625-7333 (toll-free) to advise it of the wire transfer and to ensure proper credit upon receipt. Your financial institution must include the name of the Fund, your name and your account number so that monies may be correctly applied. Your financial institution should transmit immediately available funds by wire to:

Wire to:	U.S. Bank National Association
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA Number:	075000022
Credit:	U.S. Bancorp Fund Services, LLC
Account:	112-952-137
Further Credit:	Cromwell Greenspring Mid Cap Fund
(Shareholder Name/Account Registration)
(Shareholder Account Number)

Wired funds must be received prior to the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time) to be eligible for same day pricing. The Fund and U.S. Bank National Association are not responsible for the consequences of delays from the banking or Federal Reserve wire systems or from incomplete wiring instructions.

Subsequent Investments. The minimum subsequent investment for Institutional Class shares and Investor Class shares is $100. Shareholders will be given at least 30 days’ notice of any increase in the minimum dollar amount of subsequent investments. You may add to your account at any time by purchasing shares by mail, by telephone or by wire transfer. You must call to notify the Fund at 1-855-625-7333 (toll-free) before wiring. An Invest by Mail form, which is attached to your confirmation statement, should accompany any subsequent investments made through the mail. All purchase requests must include your shareholder account number.

Automatic Investment Plan. For your convenience, the Fund offers an Automatic Investment Plan (the “AIP”). Under the AIP, after your initial investment, you may authorize the Fund to withdraw automatically from your personal checking or savings account an amount that you wish to invest, which must be at least $100, on a monthly basis. In order to participate in the AIP, your financial institution must be a member of the ACH network. If you wish to enroll in the AIP, complete the appropriate section in the Account Application. The Fund may terminate or modify this privilege at any time. You may terminate your participation in the AIP at any time by notifying the Transfer Agent five days prior to the effective date of the request. A fee (currently $25) will be charged if your bank does not honor an AIP draft for any reason.

Purchasing Shares Through a Financial Intermediary. Investors may be charged a fee if they effect transactions through a financial intermediary. If you are purchasing shares through a financial intermediary, you must follow the procedures established by your financial intermediary. Your financial
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intermediary is responsible for sending your purchase order and wiring payment to the Transfer Agent. Your financial intermediary holds the shares in your name and receives all confirmations of purchases and sales. Financial intermediaries placing orders for themselves or on behalf of their customers should call the Fund at 1-855-625-7333 (toll-free) or follow the instructions listed in the sections above entitled “Investing by Telephone,” “Purchase by Mail” and “Purchase by Wire.”

If you place an order for the Fund’s shares through a financial intermediary that is not an Authorized Intermediary in accordance with such financial intermediary’s procedures, and the financial intermediary then transmits your order to the Transfer Agent in accordance with the Transfer Agent’s instructions, your purchase will be processed at the NAV next calculated after the Transfer Agent receives your order. The financial intermediary must promise to send to the Transfer Agent immediately available funds in the amount of the purchase price in accordance with the Transfer Agent’s procedures. If payment is not received within the time specified, the Transfer Agent may rescind the transaction and the financial intermediary will be held liable for any resulting fees or losses.

In the case of Authorized Intermediaries that have made satisfactory payment or redemption arrangements with the Fund, orders will be processed at the NAV next calculated after receipt in good order by the Authorized Intermediary, consistent with applicable laws and regulations. An order is deemed to be received when the Fund or an Authorized Intermediary accepts the order. Authorized Intermediaries may be authorized to designate other intermediaries to receive purchase and redemption requests on behalf of the Fund.

For more information about your financial intermediary’s rules and procedures, whether your financial intermediary is an Authorized Intermediary, and whether your financial intermediary imposes cut-off times for the receipt of orders that are earlier than the cut-off times established by the Fund, you should contact your financial intermediary directly.

Brokerage Platforms. Institutional Class shares may be available on certain brokerage platforms. An investor transacting in Institutional Class shares through a broker that is acting as an agent for the investor may be required by such broker to pay a separate commission and/or other forms of compensation to their broker. Such broker commissions are not reflected in the Fund’s fee table or expense examples.

Anti-Money Laundering Program. The Trust has established an Anti-Money Laundering Compliance Program (the “AML Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”) and related anti-money laundering laws and regulations. To ensure compliance with this law, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

•full name;
•date of birth (individuals only);
•Social Security or taxpayer identification number; and
•permanent street address (a post office box number alone is not acceptable).

If you are opening an account in the name of a legal entity (e.g., a partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners of the legal entity. Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts, will require additional documentation.

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If any information listed above is missing, your Account Application will be returned, and your account will not be opened. In compliance with the USA PATRIOT Act and other applicable anti-money laundering laws and regulations, the Transfer Agent will verify the information on your application as part of the AML Program. The Fund reserves the right to request additional clarifying information and may close your account if clarifying information is not received by the Fund within a reasonable time of the request or if the Fund cannot form a reasonable belief as to the true identity of a customer. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV. If you require additional assistance when completing your application, please contact the Transfer Agent at 1-855-625-7333 (toll-free).

How to Redeem Shares
In general, orders to sell or “redeem” shares may be placed either directly with the Fund or through an Authorized Intermediary. However, if you originally purchased your shares through an Authorized Intermediary, your redemption order must be placed with an Authorized Intermediary. Your Authorized Intermediary is responsible for sending your order to the Transfer Agent and for crediting your account with the proceeds. You may redeem all or part of your Fund shares on any business day that the Fund calculates its NAV. To redeem shares directly through the Fund, you must contact the Fund either by mail or by telephone to place a redemption request. Shares of the Fund are redeemed at the next calculated NAV after the Fund has received your redemption request in good order. Your redemption request must be received in good order (as discussed under “Payment of Redemption Proceeds,” below) prior to the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time) by the Transfer Agent or your Authorized Intermediary. Redemption requests received by the Transfer Agent or an Authorized Intermediary after the close of regular trading on the NYSE will be treated as though received on the next business day.

Shareholders who hold their shares in an IRA or other tax-advantaged account must indicate on their written redemption request whether to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. Shares held in IRA or other retirement plan accounts may be redeemed by telephone at 1-855-625-7333 (toll-free). Investors will be asked whether or not to withhold taxes from any distribution.

Payment of Redemption Proceeds. You may redeem your Fund shares at the NAV per share next determined after the Transfer Agent or your Authorized Intermediary receives your redemption request in good order. Your redemption request will not be processed on days on which the NYSE is closed. All requests received by the Fund in good order before the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time) will usually be sent one to three business days following the receipt of your redemption request.

A redemption request will be deemed in “good order” if it includes:

•the shareholder’s name;
•the name of the Fund and share class you are redeeming from;
•the account number;
•the share or dollar amount to be redeemed; and
•the signatures of all shareholders on the account (for written redemption requests, with signature(s) guaranteed if applicable).

The Fund reserves the right to change the requirements of “good order.” Shareholders will be given advance notice if the requirements of “good order” change. For more information about your financial
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intermediary’s requirements for redemption requests in “good order”, please contact your financial intermediary.

You may receive proceeds of your sale by a check sent to the address of record, electronically via the ACH network using the bank instructions previously established for your account, or federal wire transfer to your pre-established bank account. The Fund typically expects that it will take one to three business days following the receipt of your redemption request to pay out redemption proceeds, regardless of whether the redemption proceeds are paid by check, ACH transfer or wire. Please note that wires are subject to a $15 fee. There is no charge to have proceeds sent via ACH; however, funds are typically credited to your bank within two to three business days after redemption. Proceeds will be sent within seven calendar days after the Fund receives your redemption request, unless the Fund has suspended your right of redemption or postponed the payment date as permitted under the federal securities laws.

The Fund typically expects it will hold cash or cash equivalents to meet redemption requests. The Fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in stressed market conditions.

If the Transfer Agent has not yet collected payment for recently purchased shares that you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 12 calendar days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option. Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds. Specifically, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days as determined by the SEC: (1) during any period in which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted, (2) during any period in which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets or (3) during such other periods as the SEC prescribes for the protection of shareholders. Your ability to redeem shares by telephone may be delayed or restricted after you change your address online or by telephone. You may change your address at any time by a written request, addressed to the Transfer Agent. Confirmation of an address change will be sent to both your old and new address. Redemption proceeds will be sent to the address of record. The Fund is not responsible for interest lost on redemption amounts due to lost or misdirected mail.

The Fund may delay paying redemption proceeds for up to 7 calendar days after receiving a request if an earlier payment could adversely affect the Fund.

Redemption in-Kind. The Fund generally pays redemption proceeds in cash. However, the Trust, on behalf of the Fund, has filed a notice of election pursuant to Rule 18f-1 under the 1940 Act, under which the Trust, on behalf of the Fund, has reserved the right for the Fund to redeem in-kind under certain circumstances, meaning that redemption proceeds are paid in liquid securities with a market value equal to the redemption price. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges when converting the securities to cash. These securities received in-kind remain subject to general market risks until sold. For federal income tax purposes, redemptions in-kind are taxed in the same manner to a redeeming shareholder as redemptions made in cash. In addition, sales of such in-kind securities may generate taxable gains.

Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of the Fund’s net assets in order to minimize the effect of large redemptions on the Fund and its remaining
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shareholders. Redemptions in-kind may be used in circumstances as described above, and may also be used in stressed market conditions. The Fund has in place a line of credit that may be used to meet redemption requests during stressed market conditions.

Redemption in-kind proceeds are limited to securities that are traded on a public securities market or for which quoted bid prices are available. In the unlikely event that the Fund redeems shares in-kind, the procedures utilized by the Fund to determine the securities to be distributed to redeeming shareholders will generally be representative of a shareholder’s interest in the Fund’s portfolio securities. However, the Fund may also redeem in-kind using individual securities as circumstances dictate.

Signature Guarantees. The Transfer Agent may require a signature guarantee for some redemption requests. Signature guarantees can be obtained from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”), but not from a notary public. A signature guarantee, from either a Medallion program member or a non-Medallion program member, of each owner is required in the following situations:

•if ownership is being changed on your account;
•when redemption proceeds are payable or sent to any person, address or bank account not on record;
•when a redemption request is received by the Transfer Agent and the account address has changed within the last 15 calendar days; or
•for all redemptions in excess of $100,000 from any shareholder account.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial intermediary source.

In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee or other acceptable signature verification in other instances based on the circumstances relative to the particular situation.

Redemption by Mail. You may execute most redemption requests by furnishing an unconditional written request to the Fund to redeem your shares at the current NAV per share. Redemption requests in writing should be sent to the Transfer Agent at:

Regular Mail	Overnight or Express Mail
Cromwell Greenspring Mid Cap Fund	Cromwell Greenspring Mid Cap Fund
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

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Telephone Redemption. If you accepted telephone options (on the Account Application or by subsequent arrangement in writing), you may redeem shares in amounts of $100,000 or less by instructing the Fund by telephone at 1-855-625-7333 (toll-free). A signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial intermediary source may be required of all shareholders in order to qualify for or to change telephone redemption privileges on an existing account. Telephone redemptions cannot be made if you have notified the Transfer Agent of a change of address within 15 days before the redemption request. Once a telephone transaction has been placed, it may not be cancelled or modified after the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time). If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

Wire Redemption. Wire transfers may be arranged to redeem shares. The Transfer Agent charges a fee, currently $15, per wire redemption against your account on dollar-specific trades and from proceeds on complete redemptions and share-specific trades. There is no such charge to have proceeds sent via ACH.

Systematic Withdrawal Plan (“SWP”). The Fund offers a SWP through which you or your representatives may request that a redemption in a specific dollar amount be sent to you each month, calendar quarter or year. You may choose to have a check sent to the address of record, or proceeds may be sent to a pre-designated bank account via the ACH network. To start this program, your account must have a value of at least $2,000. The minimum amount that may be withdrawn each month, quarter or year is $100. The SWP may be terminated or modified by a shareholder or the Fund at any time. You may terminate your participation in the SWP at any time in writing or by telephoning the Transfer Agent no later than five days before the next scheduled withdrawal. A withdrawal under the SWP involves a redemption of Fund shares and may result in a taxable capital gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the amounts credited to your account, the account ultimately may be depleted. To establish the SWP, complete the SWP section of the Account Application. Please call 1-855-625-7333 (toll-free) for additional information regarding the SWP.

The Fund’s Right to Redeem an Account. The Fund reserves the right to redeem the shares of any shareholder whose account balance is less than $1,000, other than as a result of a decline in the NAV. The Fund will provide you with written notice at least 30 days prior to redeeming your account. Redemption of a shareholder’s account by the Fund may result in a taxable capital gain or loss for federal income tax purposes.

Converting Shares
Share class conversions are based on the relevant NAVs of the applicable share classes at the time of the conversion and no sales load or other charge is imposed. The Fund expects all share class conversions to be made on a tax-free basis. The Fund reserves the right to modify or eliminate the share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert with the shares that are converting.

Investors who hold Institutional Class shares of the Fund through a fee-based program, but who subsequently become ineligible to participate in the program or withdraw from the program, may be subject to conversion of their Institutional Class shares by their program provider to another class of shares of the Fund having expenses (including Rule 12b-1 fees) that may be higher than the expenses of the Institutional Class shares. Investors should contact their program provider to obtain information about their eligibility for the provider’s program and the class of shares they would receive upon such a conversion.

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Tools to Combat Frequent Transactions
The Fund is intended for long-term investors. Short-term market timers who engage in frequent purchases and redemptions may disrupt the Fund’s investment program and create additional transaction costs that are borne by all of the Fund’s shareholders. The Board of Trustees has adopted policies and procedures that are designed to discourage excessive short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance. The Fund takes steps to reduce the frequency and effect of these activities in the Fund. These steps may include, among other things, monitoring trading activity and using fair value pricing, as determined by the Board of Trustees, when the Sub-Adviser determines that current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, they cannot eliminate the possibility that such activity will occur. The Fund seeks to exercise its judgment in implementing these tools to the best of its abilities and in a manner that it believes is consistent with shareholder interests. Except as noted herein, the Fund applies all restrictions uniformly in all applicable cases.

Monitoring Trading Practices. The Fund monitors selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Fund believes that you have engaged in excessive short-term trading, it may, in its discretion, ask you to stop such activities or refuse to process purchases in your accounts. In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of its shareholders. The Fund uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may change from time to time as determined by the Fund in its sole discretion. To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject any purchase order (but not a redemption request), in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in Fund shares is believed by the Adviser to be harmful to the Fund) and without prior notice. The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance or whether the shareholder has conducted four round trip transactions within a 12-month period.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions that the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In particular, since the Fund receives purchase and sale orders through Authorized Intermediaries that use non-disclosed or omnibus accounts, the Fund may not always detect frequent trading. However, the Fund will work with Authorized Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the Fund has entered into information-sharing agreements with its Authorized Intermediaries pursuant to which the Authorized Intermediaries are required to provide to the Fund, at the Fund’s request, certain information relating to their customers investing in the Fund through non-disclosed or omnibus accounts. The Fund will use this information to attempt to identify abusive trading practices. Authorized Intermediaries are contractually required to follow any instructions from the Fund to restrict or prohibit future purchases from shareholders who are found to have engaged in abusive trading in violation of the Fund’s policies. However, the Fund cannot guarantee the accuracy of the information provided to it from Authorized Intermediaries and cannot ensure that it will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts. As a result, the Fund’s ability to monitor and discourage abusive trading practices in non-disclosed and omnibus accounts may be limited.

Other Fund Policies
Telephone Transactions. If you accepted telephone privileges on the Account Application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund has taken
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reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it may not be canceled or modified after the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time).

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Fund by telephone, you may also mail your requests to the Fund at one of the addresses previously listed in “How to Purchase Shares – Purchase by Mail” or “How to Redeem Shares – Redemption by Mail” above. Neither the Fund nor the Transfer Agent are liable for any loss incurred due to failure to complete a telephone transaction prior to the close of the NYSE (generally 4:00 p.m., Eastern time).

Telephone transactions must be received by or prior to the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time). During periods of high market activity, shareholders may encounter higher than usual call-waiting times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to the close of regular trading on the NYSE. The Fund is not responsible for delays due to communications or transmission outages, subject to applicable law.

Neither the Fund nor any of its service providers is liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine, subject to applicable law. To confirm that all telephone instructions are genuine, the Fund uses reasonable procedures, such as requesting:

•that you correctly state your Fund account number;
•the name in which your account is registered; or
•the Social Security or taxpayer identification number under which the account is registered.

Policies of Authorized Intermediaries. An Authorized Intermediary or its designee may establish policies that differ from those of the Fund. For example, an Authorized Intermediary may charge transaction fees, set higher or lower minimum investments or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Please contact your Authorized Intermediary for details.

Closure of the Fund. The Adviser retains the right to close the Fund (or partially close the Fund) to new purchases if it is determined to be in the best interest of shareholders. Based on market and Fund conditions, the Adviser may decide to close the Fund to new investors, all investors or certain classes of investors (such as fund supermarkets) at any time. If the Fund is closed to new purchases it will continue to honor redemption requests, unless the right to redeem shares has been temporarily suspended as permitted by federal law.

Householding. In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, supplements and certain other shareholder documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. If you would like to discontinue householding for your accounts, please call toll-free at 1-855-625-7333 to request individual copies of documents; if your shares are held through a Financial Intermediary, please contact them directly. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies within 30 days after receiving your request. This policy does not apply to account statements.

Lost Shareholders, Inactive Accounts and Unclaimed Property. It is important that the Fund maintains a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the
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Fund will attempt to locate the shareholder or rightful owner of the account. If the Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at 1-855-625-7333 at least annually to ensure your account remains in active status.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

IRA Accounts. IRA accounts held by the Transfer Agent will be charged a $15 annual maintenance fee.

Distribution of Fund Shares

The Distributor
The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with Foreside Fund Services, LLC (the “Distributor”), located at Three Canal Plaza, Suite 100, Portland, Maine 04101, pursuant to which the Distributor acts as the Fund’s principal underwriter, provides certain administration services and promotes and arranges for the sale of Fund shares. The offering of the Fund shares is continuous, and the Distributor distributes shares on a best efforts basis. The Distributor is not obligated to sell any certain number of shares. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc.

Distribution and Shareholder Service (Rule 12b-1) Plan
The Fund has adopted a Distribution and Shareholder Service Plan pursuant to Rule 12b-1 (the “Plan”) under the 1940 Act. Under the Plan, the Fund is authorized to pay the Distributor, or other such entities as approved by the Board of Trustees, Rule 12b-1 distribution fees for the sale and distribution of its shares and services provided to shareholders. The maximum amount of the Rule 12b-1 fee authorized is 0.25% of the Fund’s average daily net assets attributable to Investors Class shares, annually. The Distributor may pay any or all amounts received under the Plan to other persons, including the Adviser, for any distribution or service activity. Because these fees are paid out of the Fund’s assets attributable to Investor Class shares on an on-going basis, over time these fees will increase the cost of your investment in Fund shares and may cost you more than paying other types of sales charges.

Payments to Financial Intermediaries
The Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions, including affiliates of the Adviser, for recordkeeping, sub-administration, sub-accounting, sub-transfer agency and other shareholder services (collectively, “sub-TA services”) associated with shareholders whose shares are held of record in omnibus and networked accounts, retirement plans, other group accounts or accounts traded through registered securities clearing agents in lieu of the transfer agent providing such services.

The Adviser, out of its own resources and legitimate profits and without additional cost to the Fund or its shareholders, may provide additional cash payments to certain intermediaries. These payments,
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sometimes referred to as revenue sharing, are in addition to sub-TA fees paid by the Fund, if any. Revenue sharing payments may be made to intermediaries for sub-TA services or distribution-related services, such as marketing support; access to third party platforms; access to sales meetings, sales representatives and management representatives of the intermediary; inclusion of the Fund on a sales list, including a preferred or select sales list, and in other sales programs. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold. From time to time, and in accordance with applicable rules and regulations, the Adviser may also provide non-cash compensation to representatives of various intermediaries who sell Fund shares or provide services to Fund shareholders.

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Distributions and Taxes

Distributions
The Fund will make distributions of net investment income and net capital gain, if any, at least annually, typically during the month of December. The Fund may make additional distributions if it deems a distribution to be desirable at other times during the year.

All distributions will be reinvested in additional Fund shares unless you choose one of the following options: (1) to receive distributions of net capital gain in cash, while reinvesting net investment income distributions in additional Fund shares; (2) to receive all distributions in cash; or (3) to reinvest net capital gain distributions in additional Fund shares while receiving distributions of net investment income in cash.

If you wish to change your distribution option, write to or call the Transfer Agent or Financial Professional in advance of the payment date of the distribution. However, any such change will be effective only as to distributions for which the record date is five or more calendar days after the Transfer Agent receives the request.

If you elect to receive distributions in cash and the U.S. Postal Service is unable to deliver your check, or if the check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV per share and to reinvest all subsequent distributions.

Federal Income Tax Consequences
Changes in income tax laws, potentially with retroactive effect, could impact the Fund’s investments or the tax consequences to you of investing in the Fund. Some of the changes could affect the timing, amount and tax treatment of the Fund’s distributions made to shareholders. Please consult your tax advisor before investing.

The Fund intends to qualify and elect to be treated as a RIC under Subchapter M of the Code, provided that it complies with all applicable requirements regarding the source of its income, diversification of its assets and the timing and amount of its distributions. However, there can be no assurance that the Fund will satisfy all requirements to be taxed as a RIC.

Distributions of the Fund’s investment company taxable income (which includes, but is not limited to, interest, dividends, net short-term capital gain and net gain from foreign currency transactions), if any, are generally taxable to the Fund’s shareholders as ordinary income. For a non-corporate shareholder, to the extent that the Fund’s distributions of investment company taxable income are attributable to and reported as “qualified dividend” income, such income may be subject to tax at the reduced federal income tax rates applicable to long-term capital gain, if certain holding period requirements have been satisfied by the shareholder. For a corporate shareholder, a portion of the Fund’s distributions of investment company taxable income may qualify for the intercorporate dividends-received deduction to the extent the Fund receives dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for the deduction and the corporate shareholder meets certain holding period requirements with respect to its shares. To the extent that the Fund’s distributions of investment company taxable income are attributable to net short-term capital gain, such distributions will be treated as ordinary income and generally cannot be offset by a shareholder’s capital losses from other investments.

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Distributions of the Fund’s net capital gain (net long-term capital gain less net short-term capital loss) are generally taxable as long-term capital gain regardless of the length of time that a shareholder has owned Fund shares. Distributions of net capital gain are not eligible for qualified dividend income treatment or the dividends-received deduction referred to in the previous paragraph.

You will be taxed in the same manner whether you receive your distributions (of investment company taxable income or net capital gain) in cash or reinvest them in additional Fund shares. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record and paid the following January are taxable as if received on December 31.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a net investment income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals, and $125,000 for married individuals filing separately). The Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon a sale or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

Shareholders who sell or redeem shares generally will have a capital gain or loss from the sale or redemption. The amount of the gain or loss and the applicable rate of federal income tax will depend generally upon the amount paid for the shares, the amount received from the sale or redemption (including in-kind redemptions) and how long the shares were held by a shareholder. Gain or loss realized upon a sale or redemption of Fund shares will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and, if held for one year or less, as a short-term capital gain or loss. Any loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. If you purchase Fund shares (through reinvestment of distributions or otherwise) within 30 days before or after selling or redeeming other Fund shares at a loss, all or part of that loss will not be deductible and will instead increase the basis of the new shares.

The Fund may elect to pass through to you your pro rata share of foreign income taxes paid by the Fund if more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of foreign stocks and securities. The Fund will notify you if it is eligible to and makes such an election.
The Fund is required to report to certain shareholders and the IRS the cost basis of Fund shares acquired on or after January 1, 2012, when those shareholders subsequently sell or redeem those shares. The Fund will determine cost basis using the average cost method unless you elect in writing any alternate IRS-approved cost basis method. Please see the SAI for more information regarding cost basis reporting.

The federal income tax status of all distributions made by the Fund for the preceding year will be annually reported to shareholders. Distributions made by the Fund may also be subject to state and local taxes. Additional tax information may be found in the SAI.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state, foreign or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.
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Index Descriptions

Investors cannot invest directly in an index, although they may invest in the underlying securities included in the index. An index return does not reflect a deduction for fees, expenses, or taxes.

The Russell Midcap® Index measures the performance of the mid-cap segment of the US equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment.

The Russell 3000® Value Index is a capitalization-weighted equity index composed of those companies that are among the 3,000 largest U.S. companies based on total market capitalization that exhibit value characteristics such as lower price-to book ratios and lower expected growth rates. It is a subset of the Russell 3000® Index. This index is a total return market index, which assumes that all cash distributions are reinvested.

Derivative Actions

Pursuant to the Trust’s Amended and Restated Declaration of Trust (the “Declaration of Trust”), and subject to the limitations disclosed in the Declaration of Trust, a Fund shareholder may only bring a derivative action if (i) the complaining shareholder was a shareholder of the Trust or the affected series or class, as applicable, at the time of the action; (ii) the shareholder was a shareholder of the Trust or the affected series or class, as applicable, as of the time of the demand; and (iii) prior to the commencement of such derivative action, the complaining shareholders have made a written demand to the Board of Trustees requesting that they cause the Trust or affected series or class, as applicable, to file the action itself. The Declaration of Trust details information, certifications, undertakings, and acknowledgments that must be included in the demand. The Declaration of Trust also requires that, in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders representing no less than a majority of the then outstanding shares of the affected series or class to which such action relates if it does not relate to all series and classes. The Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action. The provision requiring at least a majority of the outstanding voting securities of the Trust, applicable series or class to join in the request to bring the derivative action and the provision requiring an undertaking by the requesting shareholders to reimburse the Trust for the expense of any advisors retained by the Board in the event that the Trustees determine not to bring such action, do not apply to claims brought under federal securities laws.

If the demand for derivative action has been considered by the Trustees, and after considering the merits of the claim, the Trustees have determined that maintaining a suit would not be in the best interests of the Trust or the affected series or class, as applicable, the complaining shareholders will be barred from commencing the derivative action (this provision does not apply to claims arising under the federal securities laws). The Trust will inform the complaining shareholders of any decision reached within five business days of reaching its decision.

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Financial Highlights

The financial highlights for the Fund reflect the historical financial highlights of the Predecessor Fund. Upon completion of the reorganization of the Predecessor Fund with and into the Fund, which occurred on [ ], the Institutional Class shares of the Fund assumed the performance, financial and other historical information of the then-existing shares of the Predecessor Fund. The Investor Class shares were not offered prior to the date of this Prospectus and, therefore, do not have financial performance to report.

The financial highlights table below is intended to help you understand the Fund’s financial performance for the last five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that a shareholder would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and other distributions. This information has been audited by [ ], an independent registered public accounting firm, whose report, along with the Predecessor Fund’s financial statements, are included in the Fund’s Annual Report dated December 31, 2022, which is available free of charge upon request and on the Fund’s website at www.thecromwellfunds.com.

For a capital share outstanding throughout each year
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$26.27	$22.36	$22.13	$19.77	$24.33
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.26	0.10	0.30	0.30	0.40
Net realized and unrealized gain (loss) on investments	(2.55)	5.83	0.47	3.80	(2.78)
Total from investment operations	(2.29)	5.93	0.77	4.10	(2.38)
LESS DISTRIBUTIONS:
From net investment income	(0.28)	(0.11)	(0.33)	(0.35)	(0.39)
From net realized gain	(1.51)	(1.91)	(0.21)	(1.39)	(1.79)
Total distributions	(1.79)	(2.02)	(0.54)	(1.74)	(2.18)
Net asset value, end of year	$22.19	$26.27	$22.36	$22.13	$19.77
Total return	(8.67)%	26.83%	3.78%	20.86%	(10.15)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$135.9	$172.8	$138.7	$192.2	$203.6
Ratio of expenses to average net assets	1.09%	1.07%	1.12%	1.04%	1.01%
Ratio of net investment income to average net assets	1.06%	0.40%	1.45%	1.29%	1.60%
Portfolio turnover rate	11%	29%	31%	13%	30%
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Investment Adviser
Cromwell Investment Advisors, LLC
810 Gleneagles Court, Suite 106
Baltimore, Maryland 21286

Sub-Adviser
Corbyn Investment Management, Inc.
2330 West Joppa Road, Suite 108
Lutherville, Maryland 21093

Independent Registered Public Accounting Firm
[...]
[...]
[...]

Legal Counsel
Stradley Ronon Stevens & Young LLP
2005 Market Street, Suite 2600
Philadelphia, Pennsylvania 19103

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100,
Portland, Maine 04101
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CROMWELL GREENSPRING MID CAP FUND

FOR MORE INFORMATION

You may find more information about the Fund in the following documents:

Statement of Additional Information
The Fund’s SAI provides additional details about the investments and techniques of the Fund and certain other additional information. The current SAI on file with the SEC is incorporated into this Prospectus by reference. This means that the Fund’s SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports
The Fund’s annual and semi-annual reports provide the most recent financial reports and portfolio holdings. The Fund’s annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the Fund’s prior fiscal year.

You may obtain a free copy of these documents, request other information or make general inquiries about the Fund by calling the Fund at 1-855-625-7333 (toll-free), by visiting www.thecromwellfunds.com or by writing to:

CROMWELL GREENSPRING MID CAP FUND
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701

Shareholder reports and other information about the Fund are also available:

•free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov; or
•for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

_______________________________________________
(The Trust’s SEC Investment Company Act of 1940 file number is 811-23724.

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Subject to Completion – April 13, 2023

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

CROMWELL GREENSPRING MID CAP FUND
Investor Class ([ ])
Institutional Class (GRSPX)

STATEMENT OF ADDITIONAL INFORMATION

[ ], 2023

This Statement of Additional Information (“SAI”) provides general information about the Cromwell Greenspring Mid Cap Fund (the “Fund”), a series of Total Fund Solution Trust (the “Trust”). This SAI is not a prospectus and should be read in conjunction with the Fund’s current prospectus dated [ ], 2023 (the “Prospectus”), as supplemented and amended from time to time, which is incorporated herein by reference. The audited financial statements for the most recently completed fiscal year for the Predecessor Fund (defined herein) are also incorporated by reference herein. A copy of the Fund’s annual report and semi-annual report (when available) may be obtained without charge by writing the Fund at the address or toll-free telephone number below, or visit the Fund’s website at www.thecromwellfunds.com.

Cromwell Greenspring Mid Cap Fund
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701

The Trust
Total Fund Solution (the “Trust”) is a Delaware statutory trust organized on July 29, 2021 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. The Cromwell Greenspring Mid Cap Fund (the “Fund”) is one series, or mutual fund, formed by the Trust. The Fund is a diversified series and has its own investment objective and policies. Shares of other series of the Trust are offered in separate prospectuses and SAIs. The Trust may register additional series and offer shares of a new fund or share class under the Trust at any time.

The Trust is authorized to issue an unlimited number of interests (or shares). Interests in the Fund are represented by shares of beneficial interest each with no par value. Each share of the Trust has equal voting rights and liquidation rights, and is voted in the aggregate and not by the series or class of shares except in matters where a separate vote is required by the Investment Company Act of 1940, as amended (the “1940 Act”), or when the matters affect only the interests of a particular series or class of shares. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class. The Trust does not normally hold annual meetings of shareholders. The Trust’s Board of Trustees (the “Board” or the “Board of Trustees”) shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any trustee when requested to do so in writing by shareholders holding 10% or more of the Trust’s outstanding shares.

Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such distributions out of the income belonging to the Fund as are declared by the Board of Trustees. The Board of Trustees has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interests in the assets belonging to that series and the rights of shares of any other series are in no way affected. Additionally, in case of any liquidation of a series, the shareholders of the series being liquidated are entitled to receive a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series or class are borne by that series or class. Any general expenses of the Trust not readily identifiable as belonging to a particular series or class are allocated by, or under the direction of, the Board of Trustees on the basis of relative net assets, the number of shareholders or another equitable method. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

With respect to the Fund, the Trust may offer more than one class of shares. The Trust, on behalf of the Fund, has adopted a multiple class plan under Rule 18f-3 under the 1940 Act, detailing the attributes of each Fund’s share classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Currently, the Fund offers the following classes of shares: Investor Class and Institutional Class.

The assets of the Fund received for the issue or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, shall constitute the underlying assets of the Fund. In the event of the dissolution or liquidation of the Fund, the shareholders of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Cromwell Investment Advisors, LLC (the “Adviser”) serves as the investment adviser to the Fund. The Fund is the successor to the Greenspring Fund, Inc. (the “Predecessor Fund”), which commenced operations on July 1, 1983, pursuant to a reorganization effective after the close of business on [ ], 2023 (the “Reorganization”).

Investment Policies, Strategies and Associated Risks

Diversification. The Fund is diversified. Under applicable federal laws, to qualify as a diversified fund, the Fund, with respect to 75% of its total assets, may not invest more than 5% of its total assets in any one issuer and may not hold more than 10% of the securities of any one issuer. The remaining 25% of the Fund’s total assets does not need to be “diversified” and may be invested in the securities of a single issuer, subject to other applicable laws. The diversification of the Fund’s holdings is measured at the time that the Fund purchases a security. However, if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by the Fund, the Fund may have a greater percentage of its assets invested in the securities of a few issuers. Then the Fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the fact that the Fund qualifies as a diversified fund under applicable federal laws.

The following is additional information regarding the investment policies used by the Fund in an attempt to achieve its investment objective as stated in its Prospectus. The Trust is an open-end management investment company, and the Fund is a diversified series of the Trust. The Fund may invest in the types of securities listed below.

Borrowing. The Fund may borrow money to the extent permitted under the 1940 Act, or otherwise limited herein, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time. This borrowing may be unsecured. The 1940 Act precludes the Fund from borrowing if, as a result of such borrowing, the total amount of all money borrowed by the Fund exceeds 33 1/3% of the value of its total assets (that is, total assets including borrowings, less liabilities exclusive of borrowings) at the time of such borrowings. This means that the 1940 Act requires the Fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time, and could cause the Fund to be unable to meet certain requirements for qualification as a RIC under the Code.

Borrowing tends to exaggerate the effect on the Fund’s NAV per share of any changes in the market value of the Fund’s portfolio securities. Money borrowed will be subject to interest costs, which may or may not be recovered by earnings on the securities purchased. The Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

The Securities and Exchange Commission (“SEC”) takes the position that other transactions that have a leveraging effect on the capital structure of the Fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the Fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements, engaging in mortgage dollar roll transactions, selling securities short (other than short sales “against the box”), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery, to-be-announced securities, or forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of the Fund or are economically equivalent to borrowing. A borrowing transaction will not be considered to constitute the issuance of a “senior security” by the Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund (1) maintains an offsetting financial position, (2) maintains liquid assets equal (as determined on a daily marked-to-market basis) in value to the Fund’s potential economic exposure under the borrowing transaction, or (3) otherwise “covers” the transaction in accordance with applicable SEC guidance (collectively, “covers” the transaction). Liquid assets are maintained to cover “senior securities transactions.” The value of the Fund’s “senior securities” holdings are marked-to-market daily to ensure proper coverage. The Fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, assets being maintained to cover “senior securities” transactions may not be available to satisfy redemptions or for other purposes.

Debt Securities. Debt securities may have fixed, variable or floating (including inverse floating) rates of interest. To the extent that the Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by the Fund, and thus the NAV of the shares of the Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the maturity of the Fund’s investments, changes in relative values of the currencies in which the Fund’s investments are denominated relative to the U.S. dollar, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed-income securities held by the Fund, and a decline in interest rates will increase the value of fixed-income securities held by the Fund. Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change.

The Fund’s investments in U.S. dollar- or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the credit quality and maturity criteria set forth for the Fund. The rate of return or return of principal on some debt obligations may be linked to indices or stock prices or indexed to the level of exchange rates between the U.S. dollar and foreign currency or currencies. Differing yields on corporate fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories.

Since shares of the Fund represent an investment in securities with fluctuating market prices, the value of shares of the Fund will vary as the aggregate value of the Fund’s portfolio securities increases or decreases. Moreover, the value of lower-rated debt securities that the Fund purchases may fluctuate more than the value of higher-rated debt securities. Lower-rated debt securities generally carry greater risk that the issuer will default on the payment of interest and principal. Lower-rated fixed-income securities generally tend to reflect short term corporate and market developments to a greater extent than higher-rated securities that react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Fund but will be reflected in the NAV of the Fund’s shares.

Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

When and if available, debt securities may be purchased at a discount from face value. From time to time, the Fund may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Sub-Adviser, such securities have the potential for future income (or capital appreciation, if any).

Investment grade securities are generally securities rated at the time of purchase Baa3 or better by Moody’s or BBB- or better by S&P or comparable non-rated securities. Non-rated securities will be considered for investment by the Fund when the Sub-Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund’s objective and policies.

Corporate debt securities with a below investment grade rating have speculative characteristics, and changes in economic conditions or individual corporate developments are more likely to lead to a weakened capacity to make principal and interest payments than in the case of high grade bonds. If a credit rating agency changes the rating of a portfolio security held by the Fund, the Fund may retain the portfolio security if the Adviser or the Sub-Adviser, where applicable, deems it in the best interest of the Fund’s shareholders.

The ratings of fixed-income securities by an NRSRO are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor’s standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities in each rating category. The Sub-Adviser will attempt to reduce the overall portfolio credit risk through diversification and selection of portfolio securities based on considerations mentioned above.

Equity Securities. Equity securities in which the Fund may invest include common and preferred stocks. These securities represent shares of ownership in a corporation. The value of these securities will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates, or changing investor sentiment. At times, the stock markets can be volatile and stock prices can change dramatically. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Other factors affect a particular stock’s price negatively, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. This market risk will affect the Fund’s net asset value per share, which will fluctuate as the value of the securities held by the Fund changes.

Preferred Stocks. Preferred stocks usually have specific dividends and rank after bonds and before common stock in claims on assets of the corporation should it be dissolved. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. When interest rates rise, the value of preferred stocks will generally decline.

Convertible Securities. The value of a convertible security, which is a form of hybrid security, typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the market risks of stocks when the underlying stock’s price is high relative to the conversion price and is subject to the market risks of debt securities when the underlying stock’s price is low relative to the conversion price. Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in high yield bonds, including credit risk and interest rate risk.

Investment Company Securities. The Fund may invest some portion of its assets in shares of other investment companies, including exchange traded funds (“ETFs”) and money market funds, to the extent that they may facilitate achieving the investment objective of the Fund or to the extent that they afford the principal or most practical means of access to a particular market or markets or they represent attractive investments in their own right. The Fund’s purchase of shares of investment companies may result in the payment by a shareholder of duplicative management fees of both investment vehicles. The Adviser and Sub-Adviser to the Fund will consider such fees in determining whether to invest in other investment companies. The Fund will invest only in investment companies, or classes thereof, that do not charge a sales load; however, the Fund may invest in such companies with distribution plans and fees, and may pay customary brokerage commissions to buy and sell shares of closed-end investment companies and ETFs.

The return on the Fund’s investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. The Fund’s investments in a closed-end investment company may require the payment of a premium above the NAV of the investment company’s shares, and the market price of the investment company thereafter may decline without any change in the value of the investment company’s assets. The Fund, however, will not invest in any investment company or trust unless it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium.

The provisions of the 1940 Act may impose certain limitations on the Fund’s investments in other investment companies. In particular, the Fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company, and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate (the “Limitation”). The Fund may be able to rely on an exemption from the Limitation if (i) the investment company in which the Fund would like to invest has received an order for exemptive relief from the Limitation from the SEC that is applicable to the Fund; and (ii) the investment company and the Fund take appropriate steps to comply with any terms and conditions in such order. In addition, pursuant to rules adopted by the SEC, the Fund may invest (1) in shares issued by money market funds, including certain unregistered money market funds, and (2) in shares issued by affiliated funds in excess of the Limitation.

As an exception to the above, the Fund has the authority to invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions, and policies as that of the Fund. The Fund will notify its shareholders prior to initiating such an arrangement.

The Fund may seek to invest in ETFs that have received an exemptive order from the SEC permitting investment by other funds in the ETFs in excess of the Limitation, provided that the Fund enters into and complies with the terms and conditions of an agreement with each ETF, and the Fund complies with the ETF’s exemptive order. ETFs that are linked to a specific index may not be able to replicate and maintain exactly the composition and relative weighting of investments underlying the applicable index and will incur certain expenses not incurred by their applicable index. Certain investments comprising the index tracked by an ETF may, at times, be temporarily unavailable, which may impede an ETF’s ability to track its index.

The market value of ETF shares may differ from their NAV per share. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the value of the underlying investments that the ETF holds. There may be times when an ETF share trades at a premium or discount to its NAV.

Rule 12d1-4 permits additional types of fund of fund arrangements without an exemptive order. The rule imposes certain conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures.

Money Market Instruments. Money market instruments in which the Fund may invest include money market funds, short- term U.S. Government securities, U.S. Government agency securities, securities issued by U.S. Government-sponsored enterprises and U.S. Government instrumentalities, bank obligations, commercial paper, corporate notes and repurchase agreements. If market conditions improve while the Fund has invested some or all of its assets in money market instruments, this strategy could result in reducing the potential gain from the market upswing, thus reducing the Fund’s opportunity to achieve its investment objectives.

Real Estate Investment Trusts (“REITs”). The Fund may invest in REITs, which are pooled investment vehicles that invest primarily in either real estate or real estate related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with a regulatory requirement to distribute at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest a majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest a majority of their assets in real estate mortgages and derive their income primarily from income payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, to the extent that the Fund invests in REITs, the Fund is also subject to the risks associated with the direct ownership of real estate, including but not limited to: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates. Thus, the value of the Fund’s shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax-free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Accordingly, REIT shares can be more volatile than — and at times will perform differently from — larger capitalization stocks.

Some REITs may have limited diversification and may be subject to risks inherent to investments in a limited number of properties, in a narrow geographic area, or in a single property type. Equity REITs may be affected by changes in underlying property values. Mortgage REITs may be affected by the quality of the credit extended. REITs also involve risks such as refinancing, interest rate fluctuations, changes in property values, general or specific economic risk on the real estate industry, dependency on management skills, and other risks similar to small company investing. Although the

Fund is not allowed to invest in real estate directly, it may acquire real estate as a result of a default on the REIT securities it owns. The Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate, including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitation on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

In addition, because smaller-capitalization stocks are typically less liquid than larger capitalization stocks, REIT shares may sometimes experience greater share-price fluctuations than the stocks of larger companies.

In general, qualified REIT dividends that an investor receives directly from a REIT are automatically eligible for the 20% qualified business income deduction. The IRS has issued final Treasury Regulations that permit a dividend or part of a dividend paid by a RIC and reported as a “section 199A dividend” to be treated by the recipient as a qualified REIT dividend for purposes of the 20% qualified business income deduction, if certain holding period and other requirements have been satisfied by the recipient with respect to its Fund shares. The final Treasury Regulations do not extend such conduit treatment to qualified publicly traded partnership income, as defined under Section 199A of the Code, earned by a RIC. Therefore, non-corporate shareholders may not include any qualified publicly traded partnership income earned through the Fund in their qualified business income deduction. The IRS and Treasury Department are continuing to evaluate whether it is appropriate to provide such conduit treatment.

Repurchase Agreements. The Fund may enter into repurchase agreements either for temporary defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Fund acquires a money market instrument from a domestic bank or broker-dealer, subject to resale to the seller at an agreed upon price and date (usually less than a week). The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. The use of repurchase agreements involves certain risks. If the seller of a security under an agreement defaults on its obligation to repurchase the underlying security at a time when the value of this security has declined, the seller may incur a loss upon disposition of it. If the seller becomes insolvent and subject to liquidation or reorganization under bankruptcy, a court may determine that the underlying security is collateral for a loan by the Fund and, therefore, subject to sale by the trustee in bankruptcy. The Fund does not invest in reverse repurchase agreements.

Restricted Securities. Restricted securities are subject to legal restrictions on their sale and may not be sold to the public without an effective registration statement. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Difficulty in selling securities may result in a loss or be costly to the Fund.

The U.S. Securities and Exchange Commission (“SEC”) has adopted Rule 144A, which is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent restricted securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund’s illiquidity. The Fund’s Adviser may determine that certain securities qualified for trading under Rule 144A are liquid.

Where registration of a security is required, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time the Fund desires to sell (and therefore decides to seek registration of) the security, and the time the Fund may be permitted to sell the security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it desired to sell. The risk that securities may not be sold for the price at which the Fund is carrying them is greater with respect to restricted securities than it is with respect to registered securities.

U.S. Government Securities. The Fund may invest in U.S. Government securities, which include debt obligations of varying maturities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S.

Government securities also include securities issued or guaranteed by government agencies that are supported by the full faith and credit of the United States (e.g., securities issued by the Federal Housing Administration, Export-Import Bank of the United States, Small Business Administration, and Government National Mortgage Association); securities issued or guaranteed by government agencies that are supported by the ability to borrow from the U.S. Treasury (e.g., securities issued by the Federal National Mortgage Association); and securities issued or guaranteed by government agencies that are only supported by the credit of the particular agency (e.g., Interamerican Development Bank, the International Bank for Reconstruction and Development, and the Tennessee Valley Authority). The value of U.S. Government securities may fluctuate in response to political, market or economic developments. U.S. Government securities, especially those that are not backed by the full faith and credit of the U.S. Treasury, such as securities supported only by the credit of the issuing governmental agency or government-sponsored enterprise, carry at least some risk of nonpayment, and the maximum potential liability of the issuers of such securities may greatly exceed their current resources. There is no assurance that the U.S. Government would provide financial support to the issuing entity if not obligated to do so by law. Further, any government guarantees on U.S. Government securities that the Fund owns extend only to the timely payment of interest and the repayment of principal on the securities themselves and do not extend to the market value of the securities or to shares of the Fund itself.

Cybersecurity Risk. With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, investment companies (such as the Fund) and their service providers (including the Adviser and Sub-Adviser) may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, the Fund, the Adviser, and the Sub-Adviser, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. The Fund may also incur substantial costs for cyber security risk management in order to prevent cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result. While the Adviser has established business continuity plans and systems designed to prevent cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. The Fund relies on third-party service providers for many of its day-to-day operations, and is subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Fund from cyber-attack. The Adviser and Sub-Adviser do not control the cyber security plans and systems put in place by third-party service providers and such third-party service providers may have limited indemnification obligations to the Adviser or the Fund. Similar types of cyber security risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

Temporary Defensive Positions. If the Fund cannot find securities that meet its investment criteria, or for cash management purposes, it may invest in high quality, short-term money market instruments, which should reduce downside volatility during periods of market weakness, but may cause the Fund not to achieve its investment objectives.

Investment Restrictions

Fundamental Investment Restrictions
The following investment restrictions have been adopted by the Trust with respect to the Fund. Except as otherwise stated, these investment restrictions are “fundamental” policies. A “fundamental” policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a “majority of the outstanding voting securities” of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

The Fund:

1.May issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.
2.May borrow money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.
3.May lend money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.
4.May underwrite securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.
5.May purchase and sell commodities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.
6.May purchase and sell real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.
7.May with respect to 75% of its total assets, invest no more than 5% of its total assets in securities of a single issuer or hold no more than 10% of the voting securities of such issuer.
Non-Fundamental Investment Restrictions
The following non-fundamental investment restriction is applicable to the Fund. This restriction can be changed by the Board of Trustees, but the change will only be effective after 60 days prior written notice is given to shareholders of the Fund.

The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Except with respect to the limitations on borrowing and acquisitions of illiquid investments, if the Fund is in compliance with a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus at the time that a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.

Investments in any other investment companies in which the Fund may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing the Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

Management of the Fund

Board of Trustees
The management and affairs of the Fund are supervised by the Board of Trustees. The Board of Trustees consists of four individuals. The Trustees are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Delaware in this regard. The Board of Trustees establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund.

Trustees and Officers
The Trustees and the officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years.

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
R. Alastair Short 615 E. Michigan Street Milwaukee, WI 53202 Year of Birth: 1953	Trustee and Lead Independent	Indefinite Term; Since September 2021	4	President, Apex Capital Corporation (personal investment vehicle).	Independent Director of Contingency Capital LLC (a global asset management firm) from 2021 to present; Trustee, VanEck Funds (mutual fund, 13 series) from 2004 to present; Trustee, VanEck Vectors ETF Trust (mutual fund, 98 series);; Trustee, VanEck VIP Trust (mutual fund, 7 series); Chairman and Independent Director, EULAV Asset Management; Trustee, Kenyon Review; Trustee, Children's Village.
Thomas F. Mann 615 E. Michigan Street Milwaukee, WI 53202 Year of Birth: 1950	Trustee	Indefinite Term; Since September 2021	4	Private Investor (2012 to present).
Director, Virtus Global Multi‑Sector Income Fund from 2011 to 2016; Director, Virtus Total Return Fund and Virtus Alternative Solutions Fund from 2012 to 2016; Trustee, Trust for Advisor Solutions/ Hatteras Alternative Mutual Funds Trust (mutual fund) from 2002 to 2019; Hatteras Closed End Core Institutional Funds (2009-Present).

Julie T. Thomas, CPA 615 E. Michigan Street Milwaukee, WI 53202 Year of Birth: 1962	Trustee	Indefinite Term; Since September 2021	4	Chief Compliance Officer, Fund Evaluation Group, LLC (investment advisory firm) from 2015 to present.	None.

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee and Officers
Michael Weckwerth 615 E. Michigan Street Milwaukee, WI 53202 Year of Birth: 1973	Trustee. Chairman, and President	Indefinite Term; Since September 2021	4	Senior Vice President, U.S. Bank Global Fund Services (1996 - present).	N/A
Elaine E. Richards 615 E. Michigan Street Milwaukee, WI 53202 Year of Birth: 1968	Secretary and Vice President	Indefinite Term; Since September 2021	N/A	Senior Vice President, U.S. Bank Global Fund Services (2007 - present).	N/A
Kyle L. Kroken 615 E. Michigan Street Milwaukee, WI 53202 Year of Birth: 1986	Treasurer and Vice President	Indefinite Term; Since November 2022	N/A	Vice President, U.S. Bank Global Fund Services (2009-present).	N/A
Michael L. Ceccato 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	Chief Compliance Officer, Anti-Money Laundering Officer and Vice President	Indefinite Term; Since September 2021	N/A	Senior Vice President, U.S. Bank Global Fund Services and Senior Vice President, U.S. Bank N.A. (2008 to present).	N/A

Role of the Board
The Board of Trustees provides oversight of the management and operations of the Trust. Like all mutual funds, the day-to-day responsibility for the management and operation of the Trust is the responsibility of various service providers to the Trust and its individual series, such as the Adviser, Sub-Adviser, and the Funds’ distributor, administrator, custodian, and transfer agent, each of whom are discussed in greater detail in this SAI. The Board approves all significant agreements with the Adviser, Sub-Adviser and the Funds’ distributor, administrator, custodian and transfer agent. The Board has appointed various individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. The Board has appointed a CCO who reports directly to the Board and who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters, including an annual compliance review. Some of these reports are provided as part of formal board meetings, which are generally held four times per year, and such other times as the Board determines is necessary, and involve the Board’s review of recent Trust operations. From time to time one or more members of the Board may also meet with Trust officers in less formal settings, between formal Board Meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust, and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Leadership Structure
The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established three standing committees, a Nominating and Governance Committee, an Audit Committee, which also serves as the Qualified Legal Compliance Committee, and the Valuation Committee, which are discussed in greater detail below under “Trust Committees.” The Board is comprised of four Trustees, three of whom are Independent Trustees, which are Trustees that are not affiliated with the Adviser, the principal underwriter, or their affiliates. The Nominating and Governance Committee, Audit Committee and Qualified Legal Compliance Committee are comprised of all of the Independent Trustees. The Chairperson of the Board is an Interested Trustee. The Board has also appointed a Lead Independent Trustee. The Board has determined to combine the Chairperson position with the President/Principal Executive Officer position, who is also a Senior Vice President of U.S. Bank Global Fund Services. The Board reviews its structure and the structure of its committees annually. The Board has determined that the structure and composition of the

Board, and the function and composition of its various committees are appropriate means to address any potential conflicts of interest that may arise.
Board Oversight of Risk Management
As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel, including personnel of the Trust’s service providers. Because risk management is a broad concept composed of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways. For example, the CCO regularly reports to the Board during Board Meetings and meets in executive session with the Independent Trustees and their legal counsel to discuss compliance and operational risks. In addition, the Independent Trustee designated as the Audit Committee’s “audit committee financial expert” meets with the Treasurer and the Trust’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The full Board receives reports from the investment advisers to the underlying funds and the portfolio managers as to investment risks as well as other risks that may be discussed during Audit Committee meetings.

Trustee Qualifications
The Board believes that each of the Trustees has the qualifications, experience, attributes and skills appropriate to his continued service as a Trustee of the Trust in light of the Trust’s business and structure. The Trustees have substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and assess information provided to them. Certain of these business and professional experiences are set forth in detail in the table above. In addition, the Trustees have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and the individual Trustees is reviewed.

In addition to the information provided in the table above, below is certain additional information concerning each individual Trustee. The information provided below, and in the table above, is not all-inclusive. Many of the Trustees’ qualifications to serve on the Board involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.

R. Alastair Short. Mr. Short’s Trustee Attributes include his experience as an investor in structured, negotiated deals. He is a co-founder of two private equity investment firms and has financial, operational, and transactional experience as well as a legal background. He is an experienced director, executive and investor, with strong strategic, financial and analytical skills and substantial asset management and Board industry experience. He currently serves on the Boards of the Van Eck mutual funds and ETFs, Contingency Capital LLC, and EULAV Asset Management, advisor to the ValueLine mutual funds. The Board believes Mr. Short’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees support the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Thomas F. Mann. Mr. Mann’s Trustee Attributes include 45 years of experience in various senior strategic and operational management positions in large, global, financial institutions and small, entrepreneurial environments. He was the Founder of MannMaxx Management, LLC, providing Institutional Asset Solutions as a director and banker to a broad range of asset managers, global banks and Fintech companies. He is an experienced, independent director of diversified mutual fund complexes; chaired the valuation committee for Hatteras Funds; chaired the nominating and governance committee for VIRTUS; and served on two audit committees qualifying as a “financial expert” under the SEC definition. He has also served as an advisory board member of a boutique asset management M&A advisory firm as well as Amundi North America, AnchorPath Financial Wavelength Capital Management. He has prior experience serving as a director of multiple, privately owned asset management and technology companies; trustee of a corporate pension and 401(k) plans and multiple non-profits organizations. The Board believes Mr. Mann’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Julie T. Thomas, CPA. Ms. Thomas’ Trustee Attributes include her approximately 15 years of compliance experience, including Chief Compliance Officer experience for a registered fund and investment adviser. She is knowledgeable of regulatory requirements and securities laws, including the Investment Advisers Act and the Investment Company Act. Her prior background consists of 15 years of accounting experience including, four years in the public accounting arena (specializing in insurance and retail) and nearly 20 years within the life insurance industry with a broad spectrum of responsibilities. Ms. Thomas has been determined to qualify as an Audit Committee financial expert for the Trust. The Board believes Ms. Thomas’ experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that she possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Michael J. Weckwerth. Mr. Weckwerth’s Trustee Attributes include his 25 years of experience in servicing registered and private investment companies, including more than 15 years as a senior vice president of U.S. Bancorp Fund Services, LLC (“Fund Services”). The Board believes Mr. Weckwerth’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Trustee Ownership of Fund Shares
The following table shows the amount of shares in the Fund and the amount of shares in other portfolios of the Trust owned by the Trustees as of the calendar year ended December 31, 2022.

Name	Dollar Range of Fund Shares	Aggregate Dollar Range of Fund and other portfolio Shares in the Trust
Independent Trustees
R. Alastair Short	None	None
Thomas F. Mann	None	None
Julie T. Thomas	None	None
Interested Trustee
Michael J. Weckwerth	None	Over $100,000

As of the date of this SAI, no Trustee or officer of the Trust beneficially owned shares of the Fund or any other series of the Trust.

Furthermore, as of the date of this SAI, neither the Trustees who are not “interested” persons of the Fund, nor members of their immediate families, own securities beneficially, or of record, in the Adviser, the Distributor or any of their affiliates. Accordingly, neither the Trustees who are not “interested” persons of the Fund nor members of their immediate families, have a direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Distributor or any of their affiliates. In addition, during the two most recently completed years, neither the Independent Trustees nor members of their immediate families have had a direct or indirect interest, the value of which exceeds $120,000 in (i) the Adviser, the Distributor or any of their affiliates, or (ii) any transaction or relationship in which such entity, the Fund, any officer of the Trust, or any of their affiliates was a party.

Board Committees
Audit Committee. The Trust has an Audit Committee, which is composed of all of the Independent Trustees. The Audit Committee reviews financial statements and other audit-related matters for the Fund. The Audit Committee also holds discussions with management and with the Fund’s independent auditor concerning the scope of the audit and the auditor’s independence. Ms. Thomas is designated as the Audit Committee chairperson and serves as the Audit Committee’s “audit committee financial expert,” as stated in the annual reports relating to the series of the Trust.

Nominating and Governance Committee. The Trust has a Nominating and Governance Committee, which is composed of all of the Independent Trustees. Mr. Mann is designated as the Nominating and Governance Committee chairperson. The Nominating and Governance Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary. As part of this process, the Nominating and Governance Committee considers criteria for selecting candidates sufficient to identify a diverse group of qualified individuals to serve as trustees.

The Nominating and Governance Committee will consider nominees recommended by shareholders for vacancies on the Board of Trustees. Recommendations for consideration by the Nominating and Governance Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed nominee, and such recommendation must comply with the notice provisions set forth in the Trust’s Nominating and Governance Committee Charter. To comply with such procedures, such nominations, together with all required information, must be delivered to and received by the President of the Trust at the principal executive office of the Trust not later than 60 days prior to the shareholder meeting at which any such nominee would be voted on. Shareholder recommendations for nominations to the Board of Trustees will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board of Trustees.

Trustee Compensation
The Independent Trustees receive from the Trust a retainer fee of $40,000 per year, $1,500 for each regular Board meeting of the Trust attended and $500 for each special Board meeting attended telephonically, as well as reimbursement for expenses incurred in connection with attendance at Board meetings. The chairman of the Audit Committee receives an annual retainer of $1,500 and the Lead Independent Trustee receives an annual retainer of $2,500. Interested Trustees do not receive any compensation for their service as Trustee. Because the Fund has recently commenced operations, the following compensation figures represent estimates for the current fiscal year:

Name of Person/Position	Aggregate Compensation From the Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund and the Trust(2) Paid to Trustees
R. Alastair Short Independent Trustee(3)	$5,485	None	None	$48,500
Thomas F. Mann Independent Trustee(3)	$5,209	None	None	$46,000
Julie Thomas Independent Trustee(3)(4)	$5,375	None	None	$47,500
Michael J. Weckwerth Interested Trustee	None	None	None	None
(1)Trustees’ fees and expenses are allocated among the Fund and the other series comprising the Trust.
(2)There are currently four other series comprising the Trust.
(3)Audit Committee member.
(4)Audit Committee chairman.
Control Persons and Principal Shareholders
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by the Fund. The Fund commenced operations following the completion of the Reorganization of the Predecessor Fund on [ ], 2023. As of March 31, 2023, the following shareholders were considered to be principal shareholders of the Predecessor Fund:

Name/Address	Percentage of Ownership	Type of Ownership
National Financial Services LLC For the Exclusive Benefit of its Customers Attn: Mutual Fund Dept., 4th FL 499 Washington Blvd. Jersey City, NJ 07310-1995	21.19%	Record

Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	20.51%	Record

TD Ameritrade, Inc. Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	6.90%	Record

As of [ ], the Officers and Trustees of the Fund, as a group, beneficially and of record owned, directly or indirectly, [ ]% of the Fund’s outstanding shares.

Investment Adviser
As stated in the Prospectus, investment advisory services are provided to the Fund by Cromwell Investment Advisors, LLC, located at 810 Gleneagles Court, Suite 106, Baltimore, Maryland 21286, pursuant to an investment advisory agreement (the “Advisory Agreement”). Brian Nelson is a control person of the Adviser. Subject to such policies as the Board of Trustees may determine, the Adviser is ultimately responsible for investment decisions for the Fund and performing oversight of the Fund’s sub-adviser as described below. Pursuant to the terms of the Advisory Agreement, the Adviser provides the Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund’s investments.

After an initial two-year period, the Advisory Agreement continues in effect from year to year with respect to the Fund, only if such continuance is specifically approved at least annually by: (i) the Board of Trustees or the vote of a majority of the Fund’s outstanding voting securities; and (ii) the vote of a majority of the trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust, on behalf of the Fund, upon 60 days’ written notice to the Adviser when authorized by either: (i) a majority vote of the outstanding voting securities of the Fund; or (ii) by a vote of a majority of the Board of Trustees, or by the Adviser upon 60 days’ written notice to the Trust. The Advisory Agreement will automatically terminate in the event of its “assignment” under the 1940 Act. The Advisory Agreement provides that the Adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

In consideration of the services provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from the Fund a management fee which is calculated daily and paid monthly.

The following table shows the advisory fees the Predecessor Fund paid the Sub-Adviser in advisory fees pursuant to a previous advisory agreement between the Sub-Adviser and Greenspring Fund, Inc.

Advisory Fees Paid During Fiscal Years Ended December 31,
2022	2021	2020
$1,111,714	$1,202,393	$1,080,346

Fund Expenses
The Fund is responsible for its own operating expenses. Pursuant to an operating expense limitation agreement, the Adviser has agreed to waive its management fees and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses (exclusive of contingent deferred loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses, extraordinary expenses, shareholder servicing fees and any other class-specific expenses) to [ ]% and [ ]% of the Fund’s average daily net assets for Investor Class shares and Institutional Class shares, respectively, through at least [ ]. The operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for up to 36 months from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.

Manager-of-Managers Arrangement
Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. This requirement also applies to the appointment of sub-advisers to the Fund. The Trust and the Adviser have applied for exemptive relief from the SEC (the “Order”), which will permit the Adviser, on behalf of the Fund and subject to the approval of the Board, including a majority of the independent members of the Board, to hire, and to modify any existing or future sub-advisory agreement with, unaffiliated sub-advisers and affiliated sub-advisers, including sub-advisers that are wholly-owned subsidiaries (as defined in the 1940 Act) of the Adviser or its parent company and sub-advisers that are partially-owned by, or otherwise affiliated with, the Adviser or its parent company (the “Manager-of-Managers Structure”). The Adviser has the ultimate responsibility for overseeing the Fund’s sub-advisers and recommending their hiring, termination and replacement, subject to oversight by the Board. Assuming the Order is granted, it will also provide relief from certain disclosure obligations with regard to sub-advisory fees. With this relief, a Fund may elect to disclose the aggregate fees payable to the Adviser and wholly-owned sub-advisers and the aggregate fees payable to unaffiliated sub-advisers and sub-advisers affiliated with Adviser or its parent company, other than wholly-owned sub-advisers. The Order is subject to various conditions, including that a Fund will notify shareholders and provide them with certain information required by the exemptive order within 90 days of hiring a new sub-adviser. The Fund may also rely on any other current or future laws, rules or regulatory guidance from the SEC or its staff applicable to the Manager-of-Managers Structure. The sole initial shareholder of the Fund has approved the operation of the Fund under a Manager-of-Managers Structure with respect to any affiliated or unaffiliated sub-adviser, including in the manner that is permitted by the Order.

The Manager-of-Managers Structure will enable the Trust to operate with greater efficiency by not incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. Operation of the Funds under the Manager-of-Managers Structure will not permit management fees paid by the Fund to the Adviser to be increased without shareholder approval. Shareholders will be notified of any changes made to sub-advisers or material changes to sub-advisory agreements within 90 days of the change. There is no assurance the Order will be granted.

The Adviser and its affiliates may have other relationships, including significant financial relationships, with current or potential sub-advisers or their affiliates, which may create a conflict of interest. However, in making recommendations to the Board to appoint or to change a sub-adviser, or to change the terms of a sub-advisory agreement, the Adviser considers the sub-adviser’s investment process, risk management, and historical performance with the goal of retaining sub-advisers for the Fund that the Adviser believes are skilled and can deliver appropriate risk-adjusted returns over a full market cycle. The Adviser does not consider any other relationship it or its affiliates may have with a sub-adviser or its affiliates, and the Adviser discloses to the Board the nature of any material relationships it has with a sub-adviser or its affiliates when making recommendations to the Board to appoint or to change a sub-adviser, or to change the terms of a sub-advisory agreement.

Investment Sub-Adviser
Corbyn Investment Management, Inc., 2330 West Joppa Road, Suite 108, Lutherville, Maryland 21093 serves as the sub-adviser to the Fund (“Corbyn” or the “Sub-Adviser”). Corbyn was organized in 1973 and provides investment management services for its clients. The Corbyn Investment Management Employee Stock Ownership Plan and Trust (the “Plan”) has ownership of approximately 14% of Corbyn’s outstanding voting securities. The Plan is a qualified, defined contribution employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, designed to invest primarily in the common stock of Corbyn, the sponsoring employer. Charles vK. Carlson is the Trustee of the Plan and a control person of Corbyn due to his ownership of approximately 41% of Corbyn’s common stock (33% directly and 8% through the Plan). The Plan Committee, which is composed of three members, including Mr. Carlson, has voting power over the Corbyn shares held by the Plan, except with respect to certain extraordinary transactions as to which Plan participants may direct voting. Pursuant to the terms of the Sub-Advisory Agreement, the Sub-Adviser provides the Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund’s investments.

The Adviser provides investment management evaluation services by performing initial due diligence on the Sub-Adviser and thereafter monitoring the Sub-Adviser’s performance for compliance with the Fund’s investment objective and strategies, as well as adherence to its investment style. The Adviser also conducts performance evaluations through in-person, telephonic and written consultations. In evaluating the Sub-Adviser, the Adviser considers, among other factors: their level of expertise; relative performance and consistency of performance over a minimum period of time; level of adherence to investment discipline or philosophy; personnel, facilities and financial strength; and quality of service and client communications.

The Adviser has the responsibility for communicating performance expectations and evaluations to the Sub-Adviser and ultimately recommending to the Board of Trustees whether its sub-advisory agreement should be renewed, modified or terminated. The Adviser provides written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. The Trust will apply for an exemptive order with respect to the Fund that will permit the Adviser, subject to certain conditions, to hire new sub-advisers or to continue the employment of the existing Sub-Adviser after events that would otherwise cause an automatic termination of a sub-advisory agreement. This arrangement has been approved by the Board of Trustees and the Fund’s initial shareholder. Within 90 days of retaining a new sub-adviser, shareholders of the Fund will receive notification of the change.

The Adviser pays the Sub-Adviser out of the advisory fee paid by the Fund to the Adviser pursuant to the Advisory Agreement. The Sub-Adviser is responsible for the day-to-day management of the Fund in accordance with the Fund’s investment objective and policies. For its services, the Adviser will pay the Sub-Adviser a management fee. The management fee paid to the Sub-Adviser is paid by the Adviser and not the Fund. The Fund is not responsible for the payment of the sub-advisory fees.

The Adviser is also responsible for conducting all operations of the Fund, except those operations contracted to the Sub-Adviser, the Custodian, the Administrator or the Fund’s transfer agent. Although the Sub-Adviser’s activities are subject to oversight by the Board of Trustees and the officers of the Trust, the Board of Trustees, the officers and the Adviser do not evaluate the investment merits of the Sub-Adviser’s individual security selections. The Sub-Adviser has complete discretion to purchase, manage and sell portfolio securities for the portions of the Fund’s portfolios that it manages, subject to the Fund’s investment objective, policies and limitations. The Fund’s portfolio is managed by several portfolio managers (each, a “Portfolio Manager”) as discussed in the Fund’s prospectus.

The manager of managers exemptive order, if received by the Trust, will permit the Fund to disclose, in aggregate, the sub-advisory fees paid to the Sub-Adviser by the Adviser. The exemptive order will apply to Sub-Advisers that are affiliated persons of the Trust or the Adviser (“Affiliated Sub-Advisers”).

Portfolio Managers
Charles vK. Carlson and Michael Goodman are the Fund’s portfolio managers. Mr. Carlson is not directly compensated by the Fund. See Management of the Fund and “Investment Advisory and Other Services” for a discussion of Mr. Carlson’s affiliation with the Sub-Adviser. As of December 31, 2022, Mr. Carlson’s compensation from the Sub-Adviser is in the form of a fixed salary from the Sub-Adviser and bonuses payable by the Sub-Adviser based on the overall profitability of the Sub-Adviser and such other factors as the Sub-Adviser takes into account. Mr. Carlson is not compensated based directly on the performance of the Fund or the value of the Fund’s assets. Mr. Carlson is also Portfolio Manager of Greenspring Income Opportunities Fund since its inception on December 15, 2021, an open-end mutual fund, which is currently offered in a separate prospectus. Michael Goodman is not directly compensated by the

Fund. As of December 31, 2022, Mr. Goodman’s compensation from the Sub-Adviser is in the form of a fixed salary from the Sub-Adviser and bonuses payable by the Sub-Adviser based on the overall profitability of the Sub-Adviser and such other factors as the Sub-Adviser takes into account. Mr. Goodman is not compensated based directly on the performance of the Fund or the value of the Fund’s assets. The Fund is the sole registered investment company managed by Mr. Goodman. Mr. Carlson and Mr. Goodman each maintain an equity interest in Corbyn and may receive additional income proportionate to their respective equity in Corbyn.

The Sub-Adviser also acted as investment manager to 742 separate accounts, including individuals, corporations, and other entities, aggregating $783.2 million in value as of December 31, 2022. The Sub-Adviser also acted as investment manager to 1 other pooled investment vehicles, aggregating $111.5 million in value, as of December 31, 2022. For these separate accounts and other pooled investment vehicles, the Sub-Adviser was compensated solely through a management fee representing a percentage of assets managed. Mr. Carlson is also the portfolio manager for these separately managed accounts and pooled investment vehicles, and is not compensated based directly on their performance or the value of their assets.

The Sub-Adviser seeks to treat all clients fairly and equitably and has established policies and procedures designed to ensure that no client is disadvantaged over another where more than one client has the ability to invest in similar securities. The Sub-Adviser utilizes a variety of methods when allocating securities among client accounts. The allocation method will depend upon various factors such as investment objective, existing portfolio composition and account characteristics.

Although the Sub-Adviser manages the assets of all of its clients, including the Fund, with a similar overall investment philosophy, the investment goals of the Sub-Adviser clients vary and specific investment strategies designed to achieve individual clients’ goals may be implemented. Individual clients of the Sub-Adviser have different restrictions on their permitted investments, whether by statute, contract, or instruction of the client, and have varying tax statuses and different needs for income. Furthermore, separately managed accounts may be more concentrated in specific securities than the portfolio of the Fund, where concentrations are limited by statute. As a consequence of employing differing strategies and taking into account investment restrictions, as well as the varying levels of cash held in separately managed accounts and the Fund, separately managed accounts and the Fund may own different securities and/or different position sizes and performance may materially differ.

As of December 31, 2022, Mr. Carlson beneficially owned shares of the Fund worth over $1 million. Mr. Goodman beneficially owned shares of the Fund worth between $100,001-$500,000.

Service Providers
Fund Administrator, Transfer Agent and Fund Accountant
Pursuant to a fund administration agreement (the “Administration Agreement”) between the Trust and Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin, 53202, Fund Services acts as the Fund’s administrator. Fund Services provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Trust all of the documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Fund Services does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

Pursuant to the Administration Agreement, as compensation for its services, Fund Services receives from the Fund a combined fee for fund administration and fund accounting services based on the Fund’s current average daily net assets. Fund Services is also entitled to be reimbursed for certain out-of-pocket expenses. In addition to its role as administrator, Fund Services also acts as fund accountant, transfer agent (“Transfer Agent”) and dividend disbursing agent under separate agreements with the Trust.

For the fiscal years indicated below, the Predecessor Fund paid the following fees to Fund Services:

Administration and Accounting Fees Paid During Fiscal Years Ended December 31,
2022	2021	2020
$112,222	$122,845	$109,387

Custodian
U.S. Bank National Association, an affiliate of Fund Services (the “Custodian”), serves as the custodian of the assets of the Fund pursuant to a custody agreement between the Custodian and the Trust, on behalf of the Fund, whereby the Custodian charges fees on a transactional basis plus out-of-pocket expenses. The Custodian has custody of all assets and securities of the Fund, delivers and receives payments for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by the officers of the Trust. The Custodian’s address is 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin, 53212. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund. The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Fund may invest.

Legal Counsel
Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103, serves as the Funds’ legal counsel.

Independent Registered Public Accounting Firm
[ ], [ ], serves as the Fund’s independent registered public accounting firm.

Distribution and Servicing of Fund Shares
The Trust has entered into a distribution agreement (the “Distribution Agreement”) with the Distributor, Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, pursuant to which the Distributor acts as the Fund’s principal underwriter, provides certain administration services and promotes and arranges for the sale of the Fund’s shares. The offering of the Fund’s shares is continuous, and the Distributor distributes the Fund’s shares on a best efforts basis. The Distributor is not obligated to sell any certain number of shares of the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

After an initial two-year period, the Distribution Agreement continues in effect only if its continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ written notice when authorized either by a majority vote of the outstanding voting securities of the Fund or by vote of a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act). The Distribution Agreement is terminable without penalty by the Distributor upon 60 days’ written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

Revenue Sharing. The Adviser may pay compensation (out of its own resources and not as an expense of the Fund) to certain broker-dealers, or other financial intermediaries (each a “financial intermediary”) in connection with the sale, retention and/or servicing of Fund shares (“revenue sharing payments”). The Adviser may pay for placing the Fund on a financial intermediary’s trading platform. The level of revenue sharing payments made to a financial intermediary may be based upon current assets and/or number of accounts of the Fund attributable to the financial intermediary or other measures as agreed to by the Adviser and the financial intermediaries. These payment arrangements, however, will not change the price that a shareholder pays for Fund shares or the amount that the Fund receives to invest on behalf of a shareholder and will not increase Fund expenses. You should review your financial intermediary’s compensation disclosure and/or talk to your financial intermediary to obtain more information on how this compensation may have influenced your financial intermediary’s recommendation of the Fund. In addition to the compensation described above, the Fund and/or the Adviser may also pay fees to financial intermediaries and their affiliated individuals for maintaining Fund share balances and/or for sub-accounting, administrative or transaction processing services related to the maintenance of accounts.

The Adviser is motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of financial intermediaries. To the extent financial intermediaries sell more shares of the Fund or retain shares of the Fund in their clients’ accounts, the Adviser benefits from incremental management and other fees paid to the Adviser by the Fund with respect to those assets.

Distribution and Shareholder Service (Rule 12b-1) Plan
The Trust has adopted a distribution plan pursuant to Rule 12b‑1 under the 1940 Act (the “Distribution Plan”) on behalf of the Fund. Under the Distribution Plan, the Fund pays a fee to the Fund’s Distributor for distribution and shareholder services (the “Distribution Fee”). The fee for Investor Class shares represents a 0.25% Rule 12b-1 distribution fee. The Rule 12b-1 distribution fee is discussed in greater detail below. The Distribution Plan provides that the Distributor may use all or any portion of such Distribution Fee to finance any activity that is principally intended to result in the sale of Fund shares, subject to the terms of the Distribution Plan, or to provide certain shareholder services. Institutional Class shares are not subject to a Distribution Fee.

The Distribution Fee is payable to the Distributor regardless of the distribution-related expenses actually incurred. Because the Distribution Fee is not directly tied to expenses, the amount of Distribution Fees paid by the Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as a “compensation” plan.

The Distribution Plan provides that it will continue from year to year upon approval by the majority vote of the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Fund, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operations of the Distribution Plan or in any agreement related to such plan (the “Qualified Trustees”), as required by the 1940 Act, cast in person at a meeting called for that purpose. It is also required that the Trustees who are not “interested persons” of the Fund, select and nominate all other Trustees who are not “interested persons” of the Fund. The Distribution Plan and any related agreements may not be amended to materially increase the amounts to be spent for distribution expenses without approval of shareholders holding a majority of the Fund’s shares outstanding. All material amendments to the Distribution Plan or any related agreements must be approved by a vote of a majority of the Board of Trustees and the Qualified Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

The Distribution Plan requires that the Distributor provide to the Board of Trustees, at least quarterly, a written report on the amounts and purpose of any payment made under the Distribution Plan. The Distributor is also required to furnish the Board of Trustees with such other information as may reasonably be requested in order to enable the Board of Trustees to make an informed determination of whether the Distribution Plan should be continued. With the exception of the Adviser and Sub-Adviser, no “interested person” of the Fund, as defined in the 1940 Act, and no Qualified Trustee of the Fund has or had a direct or indirect financial interest in the Distribution Plan or any related agreement.

As noted above, the Distribution Plan provides for the ability to use Fund assets to pay financial intermediaries (including those that sponsor mutual fund supermarkets), plan administrators and other service providers to finance any activity that is principally intended to result in the sale of Fund shares (distribution services). The payments made by the Fund to these financial intermediaries are based primarily on the dollar amount of assets invested in the Fund through the financial intermediaries. These financial intermediaries may pay a portion of the payments that they receive from the Fund to their investment professionals. In addition to the ongoing asset-based fees paid to these financial intermediaries under the Distribution Plan, the Fund may, from time to time, make payments under the Distribution Plan that help defray the expenses incurred by these intermediaries for conducting training and educational meetings about various aspects of the Fund for their employees. In addition, the Fund may make payments under the Distribution Plan for exhibition space and otherwise help defray the expenses these financial intermediaries incur in hosting client seminars where the Fund is discussed.

To the extent these asset-based fees and other payments made under the Distribution Plan to these financial intermediaries for the distribution services they provide to the Fund’s shareholders exceed the Distribution Fees available, these payments are made by the Adviser from its own resources, which may include its profits from the advisory fee it receives from the Fund. In addition, the Fund may participate in various “fund supermarkets” in which a mutual fund supermarket sponsor (usually a broker-dealer) offers many mutual funds to the sponsor’s customers without charging the customers a sales charge. In connection with its participation in such platforms, the Adviser may use all or a portion of the Distribution Fee to pay one or more supermarket sponsors a negotiated fee for distributing the Fund’s shares. In addition, in its discretion, the Adviser may pay additional fees to such intermediaries from its own assets.

Rule 12b-1 Distribution Fee
The Distributor may use the Rule 12b-1 Distribution Fee to pay for services covered by the Distribution Plan including, but not limited to, advertising, compensating underwriters, dealers and selling personnel engaged in the distribution of Fund shares, the printing and mailing of prospectuses, statements of additional information and reports to other than current Fund shareholders, the printing and mailing of sales literature pertaining to the Fund, and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable.

Sub-Accounting Service Fees
In addition to the fees that the Fund may pay to its Transfer Agent, the Board of Trustees has authorized the Fund to pay service fees to certain intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub‑administration, sub-transfer agency, recordkeeping (collectively, “sub-accounting services”) and other shareholder services associated with shareholders whose shares are held of record in omnibus, networked, or other group accounts or accounts traded through registered securities clearing agents, up to 0.25% for Investor Class shares and 0.15% for Institutional Class shares.

Unless the Fund has adopted a specific shareholder servicing plan which is broken out as a separate expense, a sub-accounting fee paid by the Fund is included in the total amount of “Other Expenses” listed in the Fund’s Fees and Expenses table in the Prospectus.
Portfolio Transactions and Brokerage
Pursuant to the Sub-Advisory Agreement, the Sub-Adviser determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. Purchases and sales of securities in the OTC market will generally be executed directly with a “market-maker” unless, in the opinion of the Sub-Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Fund will be effected through broker-dealers (including banks) that specialize in the types of securities that the Fund will be holding, unless the Adviser believes that better executions are available elsewhere. Dealers usually act as principal for their own accounts. Purchases from dealers will include a spread between the bid and the asked price. If the execution and price offered by more than one dealer are comparable, the order may be allocated to a dealer that has provided research or other services as discussed below.

In placing portfolio transactions, the Sub-Adviser will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers that furnish or supply research and statistical information to the Adviser and the Sub-Adviser that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other brokerage services in addition to execution services. The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Fund, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Fund subject to rules adopted by FINRA and the SEC. Portfolio transactions may also be placed with broker-dealers in which the Adviser has invested on behalf of the Fund and/or client accounts.

While it is the Fund’s general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Adviser and the Sub-Adviser, even if the specific services are not directly useful to the Fund and may be useful to the Adviser in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Adviser’s overall responsibilities to the Fund.

Investment decisions for the Fund are made independently from those of other client accounts. Nevertheless, it is possible that at times identical securities will be acceptable for the Fund and one or more of such client accounts. In such event, the position of the Fund and such client account(s) in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund. Notwithstanding the above, the Adviser and the Sub-Adviser may execute buy and sell orders for accounts and take action in performance of its duties with respect to any of its accounts that may differ from actions taken with respect to another account, so long as the Adviser and the Sub-Adviser shall, to the extent practicable, allocate investment opportunities to accounts, including the Fund, over a period of time on a fair and equitable basis and in accordance with applicable law.

The Fund is required to identify any securities of its regular broker-dealers that the Fund has acquired during its most recent fiscal year. During the fiscal year ended December 31, 2022, the Predecessor Fund did not acquire any such securities.

The following table shows the amounts paid by the Predecessor Fund in brokerage commissions for the fiscal years indicated below:

Brokerage Commissions Paid During Fiscal Year Ended December 31,
2022	2021	2020
$60,676	$90,643	$85,616

During the fiscal year ended December 31, 2022, the Predecessor Fund directed transactions and paid brokerage commissions because of research services provided in the following amounts:

Commissions Paid	Transactions Directed
$53,145	$33,549,018

Portfolio Turnover
Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Sub-Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to above-average transaction and brokerage commission costs and may generate capital gains, including short-term capital gains taxable to shareholders at ordinary income rates. To the extent that the Fund experiences an increase in brokerage commissions due to a higher portfolio turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund. Furthermore, a high portfolio turnover rate may result in a greater number of taxable transactions.

The following table shows the portfolio turnover rates for the Predecessor Fund for the fiscal years indicated below:

Portfolio Turnover During Fiscal Year Ended December 31,
2022	2021
11%	29%

Code of Ethics
The Trust, the Adviser and the Sub-Adviser have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. The Adviser and Sub-Adviser’s Codes of Ethics permits, subject to certain conditions, personnel to invest in securities that may be purchased or held by the Fund. The Distributor relies on the principal underwriters exception under Rule 17j-1(c)(3) from the requirement to adopt a code of ethics pursuant to Rule 17j-1 because the Distributor is not affiliated with the Trust or the Adviser, and no officer, director, or general partner of the Distributor serves as an officer or director of the Trust or the Adviser.

Proxy-Voting Procedures
The Board of Trustees has adopted Proxy Voting Policies and Procedures (the “Proxy Policies”) on behalf of the Trust which has delegated to the Sub-Adviser, subject to the Board of Trustee’s continuing oversight the responsibility for voting proxies. The Proxy Policies require that the Sub-Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Proxy Policies also require the Sub-Adviser to present to the Board of Trustees, at least annually, the Sub-Adviser’s Proxy Policies and a record of each proxy voted by the Sub-Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Sub-Adviser as involving a conflict of interest.

In the event of a conflict between the interests of the Sub-Adviser and the Fund, the Proxy Policies provide that the conflict may be disclosed to the Board of Trustees or its delegate, who shall provide direction on how to vote the proxy. The Board of Trustees has delegated this authority to the Independent Trustees, and the proxy voting direction in such a case shall be determined by a majority of the Independent Trustees.

The Fund’s actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling toll-free, 1-855-625-7333 or by accessing the SEC’s website at www.sec.gov.

Anti-Money Laundering Compliance Program
The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”) and related anti-money laundering laws and regulations. To ensure compliance with these laws, the Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. Michael L. Ceccato has been designated as the Trust’s Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to: determining that the Distributor and the Transfer Agent have established proper anti-money laundering procedures; reporting suspicious and/or fraudulent activity; and a complete and thorough review of all new account applications. The Fund will not transact business with any person or legal entity whose identity and beneficial owners, if applicable, cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a governmental agency.

Portfolio Holdings Information
The Trust, on behalf of the Fund, has adopted portfolio holdings disclosure policies (the “Disclosure Policies”) that govern the timing and circumstances of disclosure of portfolio holdings of the Fund. Information about the Fund’s portfolio holdings will not be distributed to any third party except in accordance with these Disclosure Policies. The Board of Trustees considered the circumstances under which the Fund’s portfolio holdings may be disclosed under the Disclosure Policies, considering actual and potential material conflicts that could arise in such circumstances between the interests of the Fund’s shareholders and the interests of the Adviser, Sub-Adviser, Distributor or any other affiliated person of the Fund. After due consideration, the Board determined that the Fund has a legitimate business purpose for disclosing portfolio holdings to persons described in these Disclosure Policies.

Information about the Fund’s portfolio holdings will not be distributed to any third party except as described below:

•the disclosure is required to respond to a regulatory request, court order or other legal proceeding;
•the disclosure is to a mutual fund rating or evaluation services organization (such as Morningstar, Bloomberg and Thomson Reuters), or statistical agency or person performing similar functions, or due diligence department of a broker-dealer or wirehouse, who has, if necessary, signed a confidentiality agreement, or is bound by applicable duties of confidentiality imposed by law, with the Fund;
•the disclosure is made to the Fund’s service providers who generally need access to such information in the performance of their contractual duties and responsibilities, and who are subject to duties of confidentiality imposed by law and/or contract, such as the Adviser, Sub-Adviser, the Board of Trustees, the Fund’s independent registered public accountants, regulatory authorities, counsel to the Fund or the Board of Trustees, proxy voting service providers, financial printers involved in the reporting process, the fund administrator, fund accountant, transfer agent, or custodian of the Fund;
•the disclosure is made by the Sub-Adviser’s trading desk to broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities or so that such brokers can provide the Sub-Adviser with natural order flow;
•the disclosure is made to institutional consultants evaluating the Fund on behalf of potential investors;
•the disclosure is (a) in connection with a quarterly, semi-annual or annual report that is available to the public or (b) relates to information that is otherwise available to the public; or
•the disclosure is made pursuant to prior written approval of the Trust’s CCO, or other person so authorized, is for a legitimate business purpose and is in the best interests of the Fund’s shareholders.

Determination of Net Asset Value
The NAV of the Fund’s shares will fluctuate and is determined as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) each business day. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement. If the NYSE closes early, the Fund will calculate the NAV as of the close of trading on the NYSE on that day. If an emergency exists as permitted by the SEC, the NAV may be calculated at a different time.

The NAV per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.

Net Assets	=	Net Asset Value Per Share
Shares Outstanding

Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Sub-Adviser and the Valuation Committee pursuant to procedures approved by or under the direction of the Board of Trustees.

Each equity security owned by the Fund, including depositary receipts, that is traded on a national securities exchange, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), is valued at its last sale price on the exchange on which such security is traded, as of the close of business on the day the security is being valued or, lacking any reported sales, at the mean between the most recent bid and asked price. All equity securities that are not traded on a listed exchange are valued at the last sales price at the close of the OTC market. If a non-exchange listed security does not trade on a particular day, then the mean between the last quoted bid and the asked prices will be used as long as it continues to reflect the value of the security.

Securities that are traded on more than one exchange are valued using the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded. Fund securities listed on NASDAQ will be valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sales price. If there has been no sale on such exchange or on NASDAQ on such day, the security will be valued at the mean between the most recent quoted bid and asked prices at the close of the exchange on such day, or the security shall be valued at the latest sales price on the “composite market” for the day such security is being valued. The composite market is defined as a consolidation of the trade information provided by a national securities and foreign exchange and OTC markets as published by an approved pricing service (“Pricing Service”).

Money market funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

Debt securities, including short-term instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices provided by a Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and ask prices, matrix pricing method or other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. Any discount or premium is accrued or amortized using the constant yield method until maturity.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

All other assets of the Fund are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

Additional Purchase and Redemption Information
The information provided below supplements the information contained in the Prospectus regarding the purchase and redemption of Fund shares.

How to Purchase Shares
You may purchase shares of the Fund directly from the Fund, or from securities brokers, dealers or other financial intermediaries (collectively, “Financial Intermediaries”). Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged. The Fund may enter into arrangements with certain Financial Intermediaries whereby such Financial Intermediaries (and their authorized designees) are authorized to accept your order on behalf of the Fund (each an “Authorized Intermediary”). If you transmit your purchase request to an Authorized Intermediary before the close of regular trading (generally 4:00 p.m., Eastern time) on a day that the NYSE is open for business, shares will be purchased at the next calculated NAV, after the Financial Intermediary receives the request. Investors should check with their Financial Intermediary to determine if it is an Authorized Intermediary.

Investors wishing to purchase Fund shares should contact the Fund toll free at 1-855-625-7333. If you are purchasing shares through a Financial Intermediary, you must follow the procedures established by your Financial Intermediary. Your Financial Intermediary is responsible for sending your purchase order and wiring payment to the Transfer Agent. Your Financial Intermediary holds the shares in your name and receives all confirmations of purchases and sales.

Shares are purchased at the next calculated NAV, after the Transfer Agent or Authorized Intermediary receives your purchase request in good order. In most cases, in order to receive that day’s NAV, the Transfer Agent must receive your order in good order before the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time).

The Trust reserves the right in its sole discretion: (i) to suspend the continued offering of the Fund’s shares; (ii) to reject purchase orders in whole or in part when in the judgment of the Adviser or the Distributor such rejection is in the best interest of the Fund; and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund’s shares.

The Adviser reserves the right to reject any initial or additional investments.

How to Redeem Shares and Delivery of Redemption Proceeds
You may redeem your Fund shares any day the NYSE is open for regular trading, either directly with the Fund or through your Financial Intermediary.

Payments to shareholders for shares of the Fund redeemed directly from the Fund will be made as promptly as possible, but no later than seven days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when: (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund’s shareholders.

The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Fund’s portfolio securities at the time of redemption or repurchase.

Telephone Redemptions
Shareholders with telephone transaction privileges established on their account may redeem Fund shares by telephone. Upon receipt of any instructions or inquiries by telephone from the shareholder, the Fund or its authorized agents may carry out the instructions and/or respond to the inquiry consistent with the shareholder’s previously established account service options. For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners. In acting upon telephone instructions, the Fund and its agents use procedures that are reasonably designed to ensure that such instructions are genuine. These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.

The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Transfer Agent fails to employ reasonable procedures, the Fund and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, however, to the extent permitted by applicable law, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For additional information, contact the Transfer Agent.

Redemption in Kind
The Fund does not intend to redeem shares in any form except cash. The Trust, however, has filed a notice of election under Rule 18f-1 of the 1940 Act that allows the Fund to redeem in-kind redemption requests of a certain amount. Specifically, if the amount you are redeeming during any 90-day period is in excess of the lesser of $250,000 or 1% of the net assets of the Fund, valued at the beginning of such period, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the net assets of the Fund in securities instead of cash. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and you will bear any market risks associated with such securities until they are converted into cash. For federal income tax purposes, redemptions made in-kind are taxed in the same manner to a redeeming shareholder as redemptions made in cash. In addition, sales of securities received in kind may generate taxable gains.
Federal Income Tax Matters
This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.

This section is based on the Code, Treasury Regulations, judicial decisions, and IRS guidance on the date hereof, all of which are subject to change, and possibly with retroactive effect. These changes could impact the Fund’s investments or the tax consequences to you of investing in the Fund. Some of the changes could affect the timing, amount and tax treatment of Fund distributions made to shareholders. There may be other federal, state, foreign or local tax considerations to a particular shareholder. No assurance can be given that legislative, judicial, or administrative changes will not be forthcoming which could affect the accuracy of any statements made in this section. Please consult your tax advisor before investing.

Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund, as a series of the Trust, intends to qualify and elect to be treated as a RIC under Subchapter M of the Code, provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing and amount of its distributions. The Fund’s policy is to distribute to its shareholders all of its investment company taxable income and any net capital gain for each taxable year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes on amounts distributed. However, the Fund can give no assurances that its anticipated distributions will be sufficient to eliminate all Fund level taxes. If the Fund does not qualify as a RIC and is unable to obtain relief from such failure, it would be taxed as a regular corporation and, in such case, it would be more beneficial for a shareholder to directly own the Fund’s underlying investments rather than indirectly owning them through the Fund.

To qualify as a RIC, the Fund must derive at least 90% of its gross income from “good income,” which includes: (1) dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies; (2) other income (including but not limited to gains from options, futures or forward contracts) derived with respect to the Fund’s business of investing in such stock, securities or foreign currencies; and (3) net income derived from an interest in a qualified publicly traded partnership. Although Code Section 851(b) authorizes the U.S. Treasury Department to issue Treasury Regulations excluding “foreign currency gains” that are not directly related to a RIC’s principal business of investing in stock or securities from qualifying income, Treasury Regulations currently provide that gains from the sale or other disposition of foreign currencies is qualifying income. Nevertheless, there can be no assurance that future Treasury Regulations will not come to a different conclusion or that the Fund will satisfy all requirements to be taxed as a RIC.

Furthermore, the Fund must diversify its holdings such that at the end of each fiscal quarter, (i) at least 50% of the value of the Fund’s assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other acceptable securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer; and (ii) no more than 25% of the value of the Fund’s assets may be invested in the securities of any one issuer (other than

U.S. government securities or securities of other RICs), or of any two or more issuers that are controlled, as determined under applicable Code rules, by the Fund and that are engaged in the same, similar or related trades or businesses, or of certain qualified publicly traded partnerships.

The Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for either the one-year period ending on October 31 of that year, or, if the Fund makes an election under Section 4982(e)(4) of the Code, the Fund’s fiscal year end, subject to an increase for any shortfall in the prior year’s distribution. The Fund has a Section 4982(e)(4) election currently in effect. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of the excise tax, but can make no assurances that all such tax liability will be eliminated.

Investment company taxable income generally consists of interest, dividends, net short-term capital gain, and net gain from foreign currency transactions, less expenses. Net capital gain is the excess of the net long-term gain from the Fund’s sales or exchanges of capital assets over the net short-term loss from such sales or exchanges, taking into account any capital loss carryforward of the Fund. Net capital losses not used during any year may be carried forward indefinitely until used, and will retain their character as short-term or long-term. The Fund may also elect to defer certain losses for tax purposes.

Capital Loss Carryforwards. For the fiscal year ended December 31, 2022, the Fund did not have a post-October capital loss or a capital loss carryforward.

Distributions of investment company taxable income are taxable to shareholders as ordinary income. For a non-corporate shareholder, a portion of the Fund’s distributions of investment company taxable income may consist of “qualified dividend income” eligible for taxation at the reduced federal income tax rates applicable to long-term capital gains to the extent that the amount distributed is attributable to and reported as “qualified dividend income” and the shareholder meets certain holding period requirements with respect to its Fund shares. For a corporate shareholder, a portion of the Fund’s distributions of investment company taxable income may qualify for the intercorporate dividends received deduction to the extent the Fund receives dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for deduction and the shareholder meets certain holding period requirements with respect to its shares. The aggregate amount so reported to either non-corporate or corporate shareholders as applicable, cannot, however, exceed the aggregate amount of such dividends received by the Fund for its taxable year.

Distributions of net capital gain are taxable to shareholders as long-term capital gain regardless of the length of time that a shareholder has owned Fund shares. Distributions of net capital gain are not eligible for “qualified dividend income” treatment or the dividends-received deduction referred to in the previous paragraph.

Distributions of investment company taxable income and net capital gain will be taxable as described above whether received in additional Fund shares or in cash. Shareholders who choose to receive distributions in the form of additional Fund shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record and paid the following January are taxable as if received on December 31. Distributions are generally includable in alternative minimum taxable income in computing a non-corporate shareholder’s liability for the alternative minimum tax.

Certain individuals, trusts and estates may be subject to a Net Investment Income (“NII”) tax of 3.8% (in addition to the regular income tax). The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon the sale or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

A sale or redemption of Fund shares, whether for cash or in-kind proceeds, may result in recognition of a taxable capital gain or loss. Gain or loss realized upon a sale or redemption of Fund shares will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year, and, if held for one year or less, as a short-term capital gain or loss. However, any loss realized upon a sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales, or similar transactions is not counted. Any loss realized upon a sale or redemption of Fund shares may be disallowed under certain wash sale rules to the extent shares of the Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the sale or redemption. If a shareholder’s loss is disallowed under the wash sale rules, the basis of the new shares will be increased to preserve the loss until a future sale or redemption of the shares.

The Fund may invest in MLPs that are treated as qualified publicly traded partnerships for federal income tax purposes. The income derived from such investments constitutes “good income” for purposes of satisfying the source of income requirement for the Fund to maintain its status as a RIC. However, no more than 25% of the value of a RIC’s total assets at the end of each fiscal quarter may be invested in securities of qualified publicly traded partnerships. If an MLP in which the Fund invests does not qualify as a qualified publicly traded partnership (and the MLP is not otherwise taxed as a corporation for federal income tax purposes), the Fund must look through to the character of the income generated by the MLP. Such income may not qualify as “good income” and could adversely affect the Fund’s status as a RIC.

If an MLP in which the Fund invests is taxed as a partnership for federal income tax purposes, the cash distributions received by the Fund from the MLP may not correspond to the amount of income allocated to the Fund by the MLP in any given taxable year. If the amount of income allocated to the Fund by an MLP exceeds the amount of cash received by the Fund from such MLP, the Fund may have difficulty making distributions to its shareholders in the amounts necessary to satisfy the distribution requirements for maintaining the Fund’s status as a RIC and avoiding any federal income and excise taxes at the Fund level. Accordingly, the Fund may have to dispose of its portfolio investments under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements. Distributions to the Fund from an MLP that is taxed as a partnership for federal income tax purposes will constitute a return of capital to the extent of the Fund’s basis in its interest in the MLP. If the Fund’s basis is reduced to zero, distributions in excess of basis will generally constitute capital gain for federal income tax purposes.

If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stock and securities in foreign corporations, the Fund will be eligible to, and may, file an election with the IRS that would enable the Fund’s shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any income taxes paid by the Fund to foreign countries and U.S. possessions. Pursuant to the election, the Fund would treat those foreign taxes as distributions paid to its shareholders, and each shareholder would be required to (i)  include in gross income, and treat as paid by him, his proportionate share of those taxes, (ii) treat his share of those taxes and of any distribution paid by the Fund that represents income from foreign countries or U.S. possessions as his own income from those sources, and (iii) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, claim the foreign tax credit against his federal income tax. If the Fund makes this election, it will report to its shareholders shortly after each taxable year their respective share of income from sources within, and taxes paid to, foreign countries and U.S. possessions. The Code may limit a shareholder’s ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund’s foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to withhold a generally nonrefundable 30% tax on (i) distributions of investment company taxable income, and (ii) distributions of net capital gain and the gross proceeds of a sale or redemption of Fund shares paid to (A) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its accountholders, among other items (unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement with the United States), and (B) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items. In December 2018, the IRS and Treasury Department released proposed Treasury Regulations that would eliminate FATCA withholding on Fund distributions of net capital gain and the gross proceeds from a sale or redemption of Fund shares. Although taxpayers are entitled to rely on these proposed Treasury Regulations until final Treasury Regulations are issued, these proposed Treasury Regulations have not been finalized, may not be finalized in their proposed form, and are potentially subject to change. This FATCA withholding tax could also affect the Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in the Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

The Fund’s transactions, if any, in forward contracts, options, futures contracts, swaps and other investments may be subject to special provisions of the Code that, among other things, may accelerate recognition of income to the Fund, defer the Fund’s losses, and affect whether capital gain and loss is characterized as long-term or short-term. These provisions could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to “mark-to-market” certain positions (i.e., treat them as if they were closed out). This “mark-to-market” requirement may cause the Fund to recognize income without receiving cash, and the Fund may have difficulty making distributions to its shareholders in the amounts necessary to satisfy the distribution requirements for maintaining the Fund’s status as a RIC and avoiding any income and excise taxes at the Fund level. Accordingly, the Fund may have to dispose of its investments under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements of the Code.

Except in the case of certain exempt shareholders, if a shareholder does not furnish the Fund with its correct Social Security Number or other taxpayer identification number and certain certifications or the Fund receives notification from the IRS requiring backup withholding, the Fund is required by federal law to withhold federal income tax from the shareholder’s distributions and redemption proceeds at a rate set under Section 3406 of the Code for U.S. residents.

Foreign taxpayers (including nonresident aliens) are generally subject to a tax withholding at a flat rate of 30% on U.S.-source income that is not effectively connected with the conduct of a trade or business in the United States. This withholding rate may be lower under the terms of a tax treaty or convention.

Distributions
The Fund will receive income primarily in the form of dividends and interest earned on the Fund’s investments in securities. This income, less the expenses incurred in its operations, is the Fund’s net investment income, substantially all of which will be distributed to the Fund’s shareholders.

The amount of the Fund’s distributions is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board of Trustees. The Fund does not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

The Fund may realize capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain that the Fund may realize from transactions involving investments held less than the period required for long‑term capital gain or loss recognition or otherwise producing short‑term capital gains and losses (taking into account any capital loss carryforward), will comprise part of net investment income. If during any year the Fund realizes a net gain on transactions involving investments held for the period required for long‑term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will generally have a net long‑term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital loss carryforward) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time that the Fund shares may have been held by the shareholder. Net capital losses realized by the Fund may be carried forward indefinitely, and will generally retain their character as short-term or long-term capital losses. For more information concerning applicable capital gains tax rates, please consult your tax adviser.

Any distribution paid by the Fund reduces the Fund’s NAV per share on the date paid by the amount of the distribution per share. Accordingly, a distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to federal income taxes.

Distributions will be reinvested in additional Fund shares unless the shareholder has otherwise indicated. Shareholders have the right to change their elections with respect to the reinvestment of distributions by notifying the Transfer Agent in writing, by telephone at 1-855-625-7333 (toll-free) or by contacting an Authorized Intermediary. However, any such change will be effective only as to distributions for which the record date is five or more calendar days after the Transfer Agent has received the written request.

Cost Basis Reporting
The Fund is required to report to certain shareholders and the IRS the cost basis of Fund shares acquired on or after January 1, 2012, by such shareholders (“covered shares”) when the shareholder sells or redeems such shares. This reporting requirement does not apply to shares acquired prior to January 1, 2012 or to shares held through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or to shares held by tax-exempt organizations, financial institutions, corporations (other than S corporations), banks, credit unions and certain other entities and governmental bodies (“non-covered shares”). The Fund is not required to determine or report a shareholder’s cost basis in non-covered shares and is not responsible for the accuracy or reliability of any information provided for non-covered shares.

The cost basis of a share is generally its purchase price adjusted for distributions, returns of capital, and other corporate actions. Cost basis is used to determine whether the sale or redemption of a share results in a capital gain or loss. If you sell or redeem covered shares during any year, then the Fund will report the gain or loss, cost basis, and holding period of such covered shares to the IRS and you on Form 1099.

A cost basis method is the method by which the Fund determines which specific covered shares are deemed to be sold or redeemed when a shareholder sells or redeems less than its entire holding of covered shares and has made multiple purchases of covered shares on different dates at differing NAVs. If a shareholder does not affirmatively elect a cost basis method, the Fund will use the average cost method, which averages the basis of all Fund shares in an account regardless of holding period, and shares sold or redeemed are deemed to be those with the longest holding period first. Each shareholder may elect in writing (and not over the telephone) any alternate IRS-approved cost basis method to calculate the cost basis in its covered shares. The default cost basis method applied by the Fund or the alternate method elected by a shareholder may not be changed after the settlement date of a sale or redemption of Fund shares.

If you hold Fund shares through a broker (or another nominee), please contact that broker or nominee with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax adviser regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

Financial Statements

The Annual Report for the Fund for the fiscal year ended December 31, 2022 is a separate document supplied free of charge upon request by calling the Fund toll-free at 1-855-625-7333, and the financial statements, accompanying notes, and report of [ ], the Fund’s independent registered public accounting firm, appearing therein are incorporated by reference into this SAI.

TOTAL FUND SOLUTION
PART C

OTHER INFORMATION

Item 28.    Exhibits

(a)			Declaration of Trust.
	(1)	(i)	Certificate of Trust was previously filed with Registrant’s Registration Statement on Form N-1A on August 9, 2021 and is incorporated herein by reference.
		(ii)	Amended and Restated Agreement and Declaration of Trust was previously filed with Registrant’s Registration Statement of Form N-1A/A on November 12, 2021 and is incorporated herein by reference.
(b)			By-Laws were previously filed with Registrant’s Registration Statement on Form N-1A on August 9, 2021 an are incorporated herein by reference.
(c)			Instruments Defining Rights of Security Holders are incorporated by reference to the Declaration of Trust and Bylaws.
(d)	(1)
Investment Advisory Agreement was previously filed with Registrant’s Post-Effective Amendment No. 9 to its Registration Statement on Form N-1A with the SEC on August 9, 2022 and is incorporated herein by reference.

	(2)		Schedule A to the Investment Advisory Agreement, dated [ ] — To Be Filed By Amendment.
(3)
Investment Sub-Advisory Agreement (Cromwell Centersquare Real Estate Fund) was previously filed with Registrant’s Post-Effective Amendment No. 4 to its Registration Statement on Form N-1A with the SEC on March 7, 2022, and is incorporated by reference.

(4)
Investment Sub-Advisory Agreement (Cromwell Marketfield L/S Fund) was previously filed with Registrant’s Post-Effective Amendment No. 6 to its Registration Statement on Form N-1A with the SEC on March 14, 2022 and is incorporated herein by reference.

(5)
Investment Sub-Advisory Agreement (Cromwell Tran Sustainable Focus Fund) was previously filed with Registrant’s Post-Effective Amendment No. 9 to its Registration Statement on Form N-1A with the SEC on August 9, 2022 and is incorporated herein by reference.

(6)
Investment Sub-Advisory Agreement (Cromwell Foresight Global Sustainable Infrastructure Fund) was previously filed with Registrant’s Post-Effective Amendment No. 14 to its Registration Statement on Form N-1A with the SEC on January 25, 2023 and is incorporated herein by reference.

	(7)		Investment Sub-Advisory Agreement (Cromwell Greenspring Mid Cap Fund) — To Be Filed By Amendment.
(e)	(1)	(i)	Distribution Agreement was previously filed with Registrant’s Post-Effective Amendment No. 4 to its Registration Statement on Form N-1A with the SEC on March 7, 2022, and is incorporated by reference.
(ii)
Second Amendment to Distribution Agreement, dated January 13, 2022 was previously filed with Registrant’s Post-Effective Amendment No. 14 to its Registration Statement on Form N-1A with the SEC on January 25, 2023 and is incorporated herein by reference.

		(iii)	Third Amendment to Distribution Agreement dated [ ] — To Be Filed By Amendment.
(f)			Bonus or Profit Sharing Contracts — Not Applicable.
(g)	(1)	(i)	Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 4 to its Registration Statement on Form N-1A with the SEC on March 7, 2022, and is incorporated by reference.
(ii)
First Amendment to Custody Agreement, dated December 27, 2021 was previously filed with Registrant’s Post-Effective Amendment No. 14 to its Registration Statement on Form N-1A with the SEC on January 25, 2023 and is incorporated herein by reference.

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		(iii)	Second Amendment to Custody Agreement dated [ ] — To Be Filed By Amendment.
(h)			Other Material Contracts.
	(1)	(i)
Fund Services Agreement was previously filed with Registrant’s Post-Effective Amendment No. 4 to its Registration Statement on Form N-1A with the SEC on March 7, 2022, and is incorporated by reference.

		(ii)	Schedule A to Fund Services Agreement, dated [ ] — To Be Filed By Amendment.
	(2)	(i)
Power of Attorney dated November 1, 2022, was previously filed with Registrant’s Post-Effective Amendment No. 14 to its Registration Statement on Form N-1A with the SEC on January 25, 2023 and is incorporated herein by reference.

	(3)	(i)
Operating Expenses Limitation Agreement was previously filed with Registrant’s Post-Effective Amendment No. 9 to its Registration Statement on Form N-1A with the SEC on August 9, 2022, and is incorporated by reference.

(ii)
First Amendment to Operating Expense Limitation Agreement, dated December 15, 2022 was previously filed with Registrant’s Post-Effective Amendment No. 14 to its Registration Statement on Form N-1A with the SEC on January 25, 2023 and is incorporated herein by reference.

(i)			Legal Opinions.
(1)
Opinion and Consent of Stradley Ronon Stevens & Young, LLC (Cromwell Marketfield L/S Fund) was previously filed with Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A with the SEC on November 22, 2021, and is incorporated by reference.

(2)
Opinion and Consent of Counsel (Cromwell CenterSquare Real Estate Fund) was previously filed with Registrant’s Post-Effective Amendment No. 4 to its Registration Statement on Form N-1A with the SEC on March 7, 2022, and is incorporated by reference.

(3)
Opinion and Consent of Counsel (Cromwell Tran Sustainable Focus Fund) was previously filed with Registrant’s Post-Effective Amendment No. 9 to its Registration Statement on Form N-1A with the SEC on August 9, 2022, and is incorporated herein by reference.

(4)
Opinion and Consent of Counsel (Cromwell Foresight Global Sustainable Infrastructure Fund) was previously filed with Registrant’s Post-Effective Amendment No. 14 to its Registration Statement on Form N-1A with the SEC on January 25, 2023 and is incorporated herein by reference.

	(5)		Opinion and Consent of Counsel (Cromwell Greenspring Mid Cap Fund) — To Be Filed By Amendment.
(j)			Other Opinions.
	(1)		Consent of Independent Registered Public Accounting Firm — To Be Filed By Amendment.
(k)			Omitted Financial Statements — Not Applicable.
(l)			Form of Agreement Relating to Initial Capital — Not Applicable.
(m)			Form of Distribution and Shareholder Servicing Plan — Not Applicable.
(n)	(1)
Rule 18f-3 Plan adopted by the Trust on behalf of Cromwell Centersquare Real Estate Fund was previously filed with Registrant’s Post-Effective Amendment No. 4 to its Registration Statement on Form N-1A with the SEC on March 7, 2022, and is incorporated by reference.

(2)
Rule 18f-3 Plan adopted by the Trust on behalf of Cromwell Marketfield L/S Fund was previously filed with Registrant’s Post-Effective Amendment No. 6 to its Registration Statement on Form N-1A with the SEC on March 14, 2022 and is incorporated herein by reference.

(3)
Rule 18f-3 Plan adopted by the Trust on behalf of Cromwell Tran Sustainable Focus Fund is herein incorporated by reference from Post-Effective Amendment No. 9 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on August 9, 2022.

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(4)
Rule 18f-3 Plan adopted by the Trust on behalf of Cromwell Foresight Global Sustainable Infrastructure Fund was previously filed with Registrant’s Post-Effective Amendment No. 14 to its Registration Statement on Form N-1A with the SEC on January 25, 2023 and is incorporated herein by reference.

	(5)	Rule 18f-3 Plan adopted by the Trust, on behalf of Cromwell Greenspring Mid Cap Fund — To Be Filed By Amendment.
(o)	(1)
Rule 12b-1 Plan adopted by the Trust on behalf of Cromwell Marketfield L/S Fund filed with the Registrant’s Post-Effective Amendment No. 6 to its Registration Statement on Form N-1A with the SEC on March 14, 2022, and is incorporated by reference.

(2)
Rule 12b-1 Plan adopted by the Trust on behalf of Cromwell Tran Sustainable Focus Fund filed with the Registrant’s Post-Effective Amendment No. 9 to its Registration Statement on Form N-1A with the SEC on August 9, 2022, and is incorporated by reference.

(3)
Rule 12b-1 Plan adopted by the Trust on behalf of Cromwell Foresight Global Sustainable Infrastructure Fund was previously filed with Registrant’s Post-Effective Amendment No. 14 to its Registration Statement on Form N-1A with the SEC on January 25, 2023 and is incorporated herein by reference.

	(4)	Rule 12b-1 Plan adopted by the Trust on behalf of Cromwell Greenspring Mid Cap Fund — To Be Filed By Amendment.
(p)		Code of Ethics.
(1)
Code of Ethics for Registrant was previously filed with Registrant’s Post-Effective Amendment No. 4 to its Registration Statement on Form N-1A with the SEC on March 7, 2022, and is incorporated by reference.

	(2)	Code of Ethics for Adviser was previously filed with Registrant’s Registration Statement of Form N-1A/A on November 12, 2021 and is incorporated herein by reference.
(3)
Code of Ethics for Sub-Adviser Centersquare Investment Management was previously filed with Registrant’s Post-Effective Amendment No. 4 to its Registration Statement on Form N-1A with the SEC on March 7, 2022, and is incorporated by reference.

	(4)	Code of Ethics for Sub-Adviser Marketfield Asset Management was previously filed with Registrant’s Registration Statement of Form N-1A/A on November 12, 2021 and is incorporated herein by reference.
(5)
Code of Ethics for sub-adviser, Tran Capital Management is herein incorporated by reference from Post-Effective Amendment No. 9 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on August 9, 2022.

(6)
Code of Ethics for Sub-Adviser, Foresight Group LLP was previously filed with Registrant’s Post-Effective Amendment No. 14 to its Registration Statement on Form N-1A with the SEC on January 25, 2023 and is incorporated herein by reference.

	(7)	Code of Ethics for Sub-Adviser, Corbyn Investment Management, Inc. — To Be Filed By Amendment.
	(8)	Code of Ethics for Principal Underwriter — not applicable per Rule 17j-1(c)(3).

Item 29.    Persons Controlled by or Under Common Control with Registrant

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.    Indemnification

Reference is made to Article VII of the Registrant’s Declaration of Trust.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a
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claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Item 31.    Business and Other Connections of Investment Adviser

Cromwell Investment Advisors, LLC (the “Adviser”) serves as the investment adviser to the Cromwell Funds. The principal business address of the Adviser is 810 Gleneagles Court, Suite 106, Baltimore, Maryland 21286. With respect to the Adviser, the response to this Item is incorporated by reference to the Adviser’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”). The Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Foresight Group LLP (the “Sub-Adviser”) serves as the investment sub-adviser for Cromwell Foresight Global Sustainable Infrastructure Fund. The principal business address of the Sub-Adviser is The Shard, 32 London Bridge Street, London SE1 9SG, United Kingdom.

Marketfield Asset Management LLC (the “Sub-Adviser”) serves as the investment sub-adviser for Cromwell Marketfield L/S Fund. The principal business address of the sub-adviser is 369 Lexington Avenue, 3rd Floor, New York, New York 10017.

CenterSquare Investment Management LLC (the “Sub-Adviser”) serves as the investment sub-adviser for Cromwell CenterSquare Real Estate Fund. The principal business address of the sub-adviser is 630 West Germantown Pike, Suite 300, Plymouth Meeting, Pennsylvania 19462.

Tran Capital Management, L.P. (the “Sub-Adviser”) serves as the investment sub-adviser for Cromwell Tran Sustainable Focus Fund. The principal address of the sub-adviser is 1000 Fourth Street, Suite 800, San Rafael, California 94901.

Corbyn Investment Management, Inc. (the “Sub-Adviser”) serves as the investment sub-adviser for Cromwell Greenspring Mid Cap Fund. The principal address of the sub-adviser is 2330 West Joppa Road, Suite 108, Lutherville, Maryland 21093.

With respect to the Sub-Advisers, the responses to this Item are incorporated by reference to the Sub-Adviser’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC. The Sub-Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 32.    Principal Underwriter

(a)    Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.AB Active ETFs, Inc.
2.ABS Long/Short Strategies Fund
3.Absolute Shares Trust
4.Adaptive Core ETF, Series of Collaborative Investment Series Trust
5.AdvisorShares Trust
6.AFA Multi-Manager Credit Fund
7.AGF Investments Trust
8.AIM ETF Products Trust
9.Alexis Practical Tactical ETF, Series of Listed Funds Trust
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10.Alpha Intelligent – Large Cap Growth ETF, Series of Listed Funds Trust
11.Alpha Intelligent – Large Cap Value ETF, Series of Listed Funds Trust
12.AlphaCentric Prime Meridian Income Fund
13.American Century ETF Trust
14.Amplify ETF Trust
15.Applied Finance Core Fund, Series of World Funds Trust
16.Applied Finance Explorer Fund, Series of World Funds Trust
17.Applied Finance Select Fund, Series of World Funds Trust
18.ARK ETF Trust
19.ASYMmetric ETFs Trust
20.B.A.D. ETF, Series of Listed Funds Trust
21.Bitwise Funds Trust
22.Bluestone Community Development Fund
23.BondBloxx ETF Trust
24.Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust
25.Bridgeway Funds, Inc.
26.Brinker Capital Destinations Trust
27.Brookfield Real Assets Income Fund Inc.
28.Build Funds Trust
29.Calamos Convertible and High Income Fund
30.Calamos Convertible Opportunities and Income Fund
31.Calamos Dynamic Convertible and Income Fund
32.Calamos Global Dynamic Income Fund
33.Calamos Global Total Return Fund
34.Calamos Strategic Total Return Fund
35.Carlyle Tactical Private Credit Fund
36.Cboe Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust
37.Cboe Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust
38.Cboe Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust
39.Cboe Vest US Large Cap 10% Buffer VI Fund, Series of World Funds Trust
40.Cboe Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust
41.Cboe Vest US Large Cap 20% Buffer VI Fund, Series of World Funds Trust
42.Center Coast Brookfield MLP & Energy Infrastructure Fund
43.Changebridge Capital Long/Short ETF, Series of Listed Funds Trust
44.Changebridge Capital Sustainable Equity ETF, Series of Listed Funds Trust
45.Clifford Capital Focused Small Cap Value Fund, Series of World Funds Trust
46.Clifford Capital International Value Fund, Series of World Funds Trust
47.Clifford Capital Partners Fund, Series of World Funds Trust
48.Cliffwater Corporate Lending Fund
49.Cliffwater Enhanced Lending Fund
50.Cohen & Steers Infrastructure Fund, Inc.
51.Convergence Long/Short Equity ETF, Series of Trust for Professional Managers
52.CornerCap Small-Cap Value Fund, Series of Managed Portfolio Series
53.CrossingBridge Pre-Merger SPAC ETF, Series of Trust for Professional Managers
54.Curasset Capital Management Core Bond Fund, Series of World Funds Trust
55.Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust
56.Davis Fundamental ETF Trust
57.Defiance Daily Short Digitizing the Economy ETF, Series of ETF Series Solutions
58.Defiance Digital Revolution ETF, Series of ETF Series Solutions
59.Defiance Hotel, Airline, and Cruise ETF, Series of ETF Series Solutions
60.Defiance Next Gen Connectivity ETF, Series of ETF Series Solutions
61.Defiance Next Gen H2 ETF, Series of ETF Series Solutions
62.Defiance Quantum ETF, Series of ETF Series Solutions
63.Direxion Shares ETF Trust
64.Dividend Performers ETF, Series of Listed Funds Trust
65.Dodge & Cox Funds
66.DoubleLine ETF Trust
67.DoubleLine Opportunistic Credit Fund
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68.DoubleLine Yield Opportunities Fund
69.Eaton Vance NextShares Trust
70.Eaton Vance NextShares Trust II
71.EIP Investment Trust
72.Ellington Income Opportunities Fund
73.Esoterica Thematic ETF Trust
74.ETF Opportunities Trust
75.Evanston Alternative Opportunities Fund
76.Exchange Listed Funds Trust
77.Fiera Capital Series Trust
78.FlexShares Trust
79.Forum Funds
80.Forum Funds II
81.Goose Hollow Tactical Allocation ETF, Series of Collaborative Investment Series Trust
82.Grayscale Future of Finance ETF, Series of ETF Series Solutions
83.Grizzle Growth ETF, Series of Listed Funds Trust
84.Guinness Atkinson Funds
85.Harbor ETF Trust
86.Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust
87.Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
88.IDX Funds
89.Innovator ETFs Trust
90.Ironwood Institutional Multi-Strategy Fund LLC
91.Ironwood Multi-Strategy Fund LLC
92.John Hancock Exchange-Traded Fund Trust
93.Kelly Strategic ETF Trust
94.LDR Real Estate Value-Opportunity Fund, Series of World Funds Trust
95.LifeGoal Conservative Wealth Builder ETF, Series of Northern Lights Fund Trust II
96.LifeGoal Home Down Payment ETF, Series of Northern Lights Fund Trust II
97.LifeGoal Wealth Builder ETF, Series of Northern Lights Fund Trust II
98.Mairs & Power Balanced Fund, Series of Trust for Professional Managers
99.Mairs & Power Growth Fund, Series of Trust for Professional Managers
100.Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers
101.Mairs & Power Small Cap Fund, Series of Trust for Professional Managers
102.Manor Investment Funds
103.Merk Stagflation ETF, Series of Listed Funds Trust
104.Milliman Variable Insurance Trust
105.Mindful Conservative ETF, Series of Collaborative Investment Series Trust
106.Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
107.Mohr Growth ETF, Series of Collaborative Investment Series Trust
108.Morgan Creek-Exos Active SPAC Arbitrage ETF
109.Morningstar Funds Trust
110.OTG Latin American Fund, Series of World Funds Trust
111.Overlay Shares Core Bond ETF, Series of Listed Funds Trust
112.Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
113.Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
114.Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
115.Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
116.Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
117.Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
118.Palmer Square Opportunistic Income Fund
119.Partners Group Private Income Opportunities, LLC
120.Performance Trust Mutual Funds, Series of Trust for Professional Managers
121.Perkins Discovery Fund, Series of World Funds Trust
122.Philotimo Focused Growth and Income Fund, Series of World Funds Trust
123.Plan Investment Fund, Inc.
124.PMC Funds, Series of Trust for Professional Managers
125.Point Bridge America First ETF, Series of ETF Series Solutions
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126.Preferred-Plus ETF, Series of Listed Funds Trust
127.Putnam ETF Trust
128.Quaker Investment Trust
129.Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
130.Rareview Inflation/Deflation ETF, Series of Collaborative Investment Series Trust
131.Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
132.Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
133.Renaissance Capital Greenwich Funds
134.Revere Sector Opportunity ETF, Series of Collaborative Investment Series Trust
135.Reynolds Funds, Inc.
136.RiverNorth Enhanced Pre-Merger SPAC ETF, Series of Listed Funds Trust
137.RiverNorth Patriot ETF, Series of Listed Funds Trust (f/k/a RiverNorth Volition America Patriot
        ETF)
138.RMB Investors Trust
139.Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
140.Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
141.Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
142.Roundhill Cannabis ETF, Series of Listed Funds Trust
143.Roundhill IO Digital Infrastructure ETF, Series of Listed Funds Trust
144.Roundhill MEME ETF, Series of Listed Funds Trust
145.Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
146.Roundhill Video Games ETF, Series of Listed Funds Trust
147.Rule One Fund, Series of World Funds Trust
148.Salient MF Trust
149.Securian AM Balanced Stabilization Fund, Series of Investment Managers Series Trust
150.Securian AM Equity Stabilization Fund, Series of Investment Managers Series Trust
151.Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
152.SHP ETF Trust
153.Six Circles Trust
154.Sound Shore Fund, Inc.
155.Sparrow Funds
156.Spear Alpha ETF, Series of Listed Funds Trust
157.STF Tactical Growth & Income ETF, Series of Listed Funds Trust
158.STF Tactical Growth ETF, Series of Listed Funds Trust
159.Strategy Shares
160.Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
161.Syntax ETF Trust
162.Teucrium Agricultural Strategy No K-1 ETF, Series of Listed Funds Trust
163.The Community Development Fund
164.The Finite Solar Finance Fund
165.The Private Shares Fund (f/k/a SharesPost 100 Fund)
166.The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
167.Third Avenue Trust
168.Third Avenue Variable Series Trust
169.Tidal ETF Trust
170.Tidal Trust II
171.TIFF Investment Program
172.Timothy Plan High Dividend Stock Enhanced ETF, Series of The Timothy Plan
173.Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
174.Timothy Plan International ETF, Series of The Timothy Plan
175.Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
176.Timothy Plan US Large/Mid Core Enhanced ETF, Series of The Timothy Plan
177.Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
178.Total Fund Solution
179.Touchstone ETF Trust
180.TrueShares Eagle Global Renewable Energy Income ETF, Series of Listed Funds Trust
181.TrueShares ESG Active Opportunities ETF, Series of Listed Funds Trust
182.TrueShares Low Volatility Equity Income ETF, Series of Listed Funds Trust
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183.TrueShares Structured Outcome (April) ETF, Series of Listed Funds Trust
184.TrueShares Structured Outcome (August) ETF, Series of Listed Funds Trust
185.TrueShares Structured Outcome (December) ETF, Series of Listed Funds Trust
186.TrueShares Structured Outcome (February) ETF, Series of Listed Funds Trust
187.TrueShares Structured Outcome (January) ETF, Series of Listed Funds Trust
188.TrueShares Structured Outcome (July) ETF, Series of Listed Funds Trust
189.TrueShares Structured Outcome (June) ETF, Series of Listed Funds Trust
190.TrueShares Structured Outcome (March) ETF, Series of Listed Funds Trust
191.TrueShares Structured Outcome (May) ETF, Listed Funds Trust
192.TrueShares Structured Outcome (November) ETF, Series of Listed Funds Trust
193.TrueShares Structured Outcome (October) ETF, Series of Listed Funds Trust
194.TrueShares Structured Outcome (September) ETF, Series of Listed Funds Trust
195.TrueShares Technology, AI & Deep Learning ETF, Series of Listed Funds Trust
196.U.S. Global Investors Funds
197.Union Street Partners Value Fund, Series of World Funds Trust
198.Variant Alternative Income Fund
199.Variant Impact Fund
200.VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
201.VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II
202.VictoryShares Emerging Market High Div Volatility Wtd ETF, Series of Victory Portfolios II
203.VictoryShares Emerging Markets Value Momentum ETF, Series of Victory Portfolios II
204.VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II
205.VictoryShares International Value Momentum ETF, Series of Victory Portfolios II
206.VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II
207.VictoryShares NASDAQ Next 50 ETF, Series of Victory Portfolios II
208.VictoryShares Protect America ETF, Series of Victory Portfolios II
209.VictoryShares Top Veteran Employers ETF, Series of Victory Portfolios II
210.VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
211.VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II
212.VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
213.VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
214.VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
215.VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II
216.VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
217.VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II
218.VictoryShares US Small Mid Cap Value Momentum ETF, Series of Victory Portfolios II
219.VictoryShares US Value Momentum ETF, Series of Victory Portfolios II
220.VictoryShares USAA Core Intermediate-Term Bond ETF, Series of Victory Portfolios II
221.VictoryShares USAA Core Short-Term Bond ETF, Series of Victory Portfolios II
222.VictoryShares WestEnd US Sector ETF, Series of Victory Portfolios II
223.Walthausen Funds
224.West Loop Realty Fund, Series of Investment Managers Series Trust
225.WisdomTree Trust
226.WST Investment Trust
227.XAI Octagon Floating Rate & Alternative Income Term Trust

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(b)The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	President/Manager	None
Chris Lanza	Three Canal Plaza, Suite 100, Portland, ME 0410	Vice President	None
Kate Macchia	Three Canal Plaza, Suite 100, Portland, ME 0410	Vice President	None
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 0410	Vice President and Chief Compliance Officer	None
Kelly B. Whetstone	Three Canal Plaza, Suite 100, Portland, ME 0410	Secretary	None
Susan L. LaFond	111 E. Kilbourn Ave., Suite 2200, Milwaukee, WI 53202	Treasurer	None

(c)    Not applicable.

Item 33.    Location of Accounts and Records

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant, and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202
Registrant’s Investment Adviser	Cromwell Investment Advisors, LLC, 810 Gleneagles Court, Suite 106, Baltimore, Maryland 21286
Registrant’s Investment Sub-Advisers	CenterSquare Investment Management LLC 630 West Germantown Pike, Suite 300 Plymouth Meeting, PA 19462
Foresight Group LLP The Shard, 32 London Bridge Street London SE1 9SG, United Kingdom
Marketfield Asset Management LLC 369 Lexington Avenue, 3rd Floor New York, NY 10017
Tran Capital Management, L.P. 1000 Fourth Street, Suite 800 San Rafael, CA 94901
Corbyn Investment Management, Inc. 2330 West Joppa Road, Suite 108 Lutherville, Maryland 21093
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Records Relating to:	Are located at:
Registrant’s Custodian	U.S. Bank National Association 1555 North River Center Drive, Suite 302 Milwaukee, WI 53212
Registrant’s Distributor	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101

Item 34.    Management Services

All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 35.    Undertakings

Not Applicable.
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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 15 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin, on April 13, 2023.

TOTAL FUND SOLUTION

By: /s/ Michael J. Weckwerth*
Michael J. Weckwerth
President, Principal Executive Officer, Chairperson and Interested Trustee

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 15 to the Registrant’s Registration Statement has been signed below on April 13, 2023, by the following persons in the capacities indicated.

Signature	Title
/s/ Michael J. Weckwerth* Michael J. Weckwerth	President, Principal Executive Officer, Chairperson and Interested Trustee
/s/ R. Alastair Short* R. Alastair Short	Independent Trustee
/s/ Thomas F. Mann* Thomas F. Mann	Independent Trustee
/s/ Julie T. Thomas* Julie T. Thomas	Independent Trustee
/s/ Kyle Kroken* Kyle Kroken	Treasurer and Principal Financial and Accounting Officer
* By: /s/ Elaine Richards
Elaine Richards
* Attorney-in-Fact pursuant to Power of Attorney previously filed with Registrant’s Registration Statement on Form N-1A with the SEC on January 25, 2023 and is incorporated by reference.

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